UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRIMORIS SERVICES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

A Message from Our Chairman

DEAR STOCKHOLDERS:

On behalf of the Board of Directors, I am pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation (NYSE: PRIM), to be held on Thursday, April 30, 2026, at 9:00 a.m. Central Time.

We will provide virtual access to the meeting. To participate, register at www.proxydocs.com/PRIM by 11:59 p.m. Central Time by April 24, 2026. You will need to enter your information, including the control number from your proxy card or voting instruction form, to receive a password to attend the meeting.

As always, we encourage you to vote your shares prior to the Annual Meeting by voting online or by completing and returning the enclosed proxy card.

As we vote on the election of new Board members, I want to thank our retiring Board member, John Schauerman. John has served Primoris in various executive roles including Chief Financial Officer from February 2008 to February 2009 and has been a valued member of the Board of Directors since 2016. We thank him for his service and many contributions to Primoris.

During the Annual Meeting, we will discuss each item of business described in the accompanying Notice of the 2026 Annual Meeting of Stockholders and Proxy Statement. We encourage you to read these materials and the Annual Report to Stockholders on SEC Form 10-K carefully. A copy of the Annual Report is included in this mailing. These materials are also available on our website at www.prim.com.

Your vote is important to ensure the presence of a quorum, whether or not you plan to attend the meeting. Please ensure that your shares are represented and voted by signing, dating and promptly mailing your enclosed proxy card. If you attend the Annual Meeting of Stockholders virtually, you will have the right to vote during the meeting if you so desire. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support of and continued interest in Primoris Services Corporation.

“2025 was an exceptional year with Primoris achieving several record milestones. We accelerated the execution of our strategic growth plan, generated strong cash flow, and solidified our strong balance sheet allowing us to continue allocating capital in our highest return markets.”

By Order of the Board of Directors,

David L. King
Chairman of the Board

Notice of the 2026
Annual Meeting of Stockholders

March 20, 2026

TO OUR STOCKHOLDERS:

The 2026 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation, will be held virtually on Thursday, April 30, 2026, at 9:00 a.m., Central Time.

Only stockholders that owned shares of our Common Stock at the close of business on March 9, 2026, are entitled to vote at the Annual Meeting. A list of our stockholders will be made available at our principal executive offices at 2300 N. Field Street, Suite 1900, Dallas, Texas 75201 during ordinary business hours for ten days prior to the Annual Meeting. The list will also be available for the duration of the virtual meeting via a secure link provided to stockholders who register to attend the virtual meeting.

At the Annual Meeting, we will consider the following proposals, which are described in detail in the accompanying Proxy Statement:

1.

to elect eight Directors to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2027 or until a successor is qualified and elected;

2.

to approve, in an advisory, non-binding vote, the Company’s named executive officer compensation;

3.

to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

4.

to transact such other business as may properly come before the Annual Meeting and all adjournments or postponements thereof.

Attending the Annual Meeting Virtually

We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in to the extent relevant to the business of the Annual Meeting, as time permits.

Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions, and vote their shares electronically at the Annual Meeting by following the instructions below. Questions by stockholders can also be submitted via the meeting website in advance of the Annual Meeting, in addition to during the Annual Meeting.

WHEN IS THE MEETING? Thursday, April 30, 2026, at 9:00 a.m., Central Time
HOW DO I ACCESS THE VIRTUAL MEETING? Log in at www.proxydocs.com/PRIM and use the password you received via the registration confirmation email and the control number found on your proxy card
WHO CAN VOTE? Only stockholders that owned shares of our Common Stock at the close of business on March 9, 2026, are entitled to vote

If you are a stockholder of record, you must:

●
Register at www.proxydocs.com/PRIM by 11:59 p.m. Central Time on April 24, 2026. You will need to enter your name, phone number, control number (which is included on your proxy card), and email address as part of the registration process, following which you will receive an email confirming your registration and providing your password to attend the Annual Meeting.

●
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in at www.proxydocs.com/PRIM and using the password you received via the registration confirmation email and the control number found on your proxy card.

●
If you wish to vote your shares electronically at the Annual Meeting, you will need to visit the link provided during the Annual Meeting while the polls are open, and you will need your control number found on your proxy card.

If your shares are held in “street name”, you must:

● Obtain a legal proxy from your broker, bank, or other nominee.
●
Register at www.proxydocs.com/PRIM by 11:59 p.m. Central Time on April 24, 2026. You will need to enter your name, phone number, and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or emailed to legalproxy@betanxt.com) as part of the registration process, following which you will receive an email confirming your registration and providing your password and virtual control number to attend the Annual Meeting. Please note that if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting, but you will be unable to vote your shares electronically during the Annual Meeting.

●
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in at www.proxydocs.com/PRIM and using the password you received via the registration confirmation email and the virtual control number assigned to you in the registration confirmation email.

●
If you wish to vote your shares electronically at the Annual Meeting, you will need to visit the link provided during the Annual Meeting while the polls are open, and you will need your virtual control number assigned to you in the registration confirmation email.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 8:30 a.m. Central Time on April 30, 2026, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please utilize the link on the meeting portal website titled “Having trouble? Please view the Meeting Access FAQs Guide”. This will have many FAQs as well as a technical support number that can be called before or during the meeting.

PLEASE VOTE PROMPTLY—YOUR PROXY IS REVOCABLE AND YOU MAY VOTE VIRTUALLY AT THE MEETING IF YOU WISH.

References to “Primoris”, the “Company”, “we”, “us” or “our” in this Notice and the accompanying Proxy Statement refer to Primoris Services Corporation and its subsidiaries and affiliates, unless otherwise indicated.

By Order of the Board of Directors,

John M. Perisich Executive Vice President, Chief Legal and Administrative Officer and Secretary

This Notice of the 2026 Annual Meeting of Stockholders and Proxy Statement are first being distributed or made available, as the case may be, on or about March 20, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 30, 2026:

This Proxy Statement and our Annual Report are available free of charge at www.proxydocs.com/PRIM, a site that does not have “cookies” that identifies visitors to the site.

PROXY STATEMENT SUMMARY

Voting Matters, Vote Recommendations and Rationale

Voting Matter	Board Voting Recommendation

Proposal 1: Election of Directors

The Board believes that each of the Director nominees possess the right set of skills, experience and background necessary to oversee our business and protect the interests of shareholders.

FOR each nominee

Proposal 2: To Approve, in an Advisory, Non-Binding Vote, the Company’s Named Executive Officer Compensation

The Board and the Compensation Committee believe that compensation policies and procedures are competitive and strongly aligned with the long-term interest of our stockholders.

FOR

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

The Board and the Audit Committee believe that the retention of Baker Tilly US, LLP is in the best interest of the Company and its stockholders.

FOR

2026 PROXY STATEMENT	PRIMORIS	1

Proxy Statement Summary

How to Vote

Online	Vote by Mail	Changing your vote after returning your proxy card
Stockholders of Record

Before the Meeting:

Have your proxy card available and access www.proxydocs.com/PRIM then follow the prompts to vote your shares.

During the Meeting:

If you have properly registered, you may enter the Annual Meeting by logging in at www.proxydocs.com/PRIM using the password you received via the registration confirmation email and the control number found on your proxy card.

You can then vote via the link provided during the Annual Meeting while the polls are open. You will need your control number found on your proxy card.

Please complete and properly sign and date the accompanying proxy card and return it to the Transfer Agent in the accompanying pre-addressed envelope.

You can revoke your proxy before it is exercised at the meeting by:

●
delivering written notice of revocation of the proxy to our Secretary prior to the Annual Meeting;
●
executing and delivering a later dated proxy card to our Secretary; or
●
attending and voting electronically at the Annual Meeting.

Beneficial Owners

Before the Meeting:

Have your voting instructions form available and access www.proxydocs.com/PRIM then follow the prompts to vote your shares.

During the Meeting:

After obtaining a legal proxy from your broker, bank or other nominee and then after properly registering, you may enter the Annual Meeting by logging in at www.proxydocs.com/PRIM using the password you received via the registration confirmation email and the virtual control number assigned to you in the registration confirmation email.

You can then vote via the link provided during the Annual Meeting while the polls are open. You will need your virtual control number assigned to you in the registration confirmation email.

Please follow the instructions provided by your broker, bank or nominee. You may vote by mail by completing, signing and dating the voting instruction card provided by your broker, bank or nominee and mailing the card to such entities in the accompanying pre-addressed envelopes.

You may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote at the Annual Meeting.

CORPORATE PROFILE

Built on a foundation of trust, we deliver a range of infrastructure services that power, connect, and enhance society. On projects spanning utility-scale solar, renewables, power delivery, communications, and industrial infrastructure, we offer unmatched value to our clients, a safe and entrepreneurial culture to our employees, and innovation and excellence to our communities.

2	PRIMORIS	2026 PROXY STATEMENT

Proxy Statement Summary

OUR HISTORY

The Company’s roots go back to 1960 with the founding of ARB, Inc., a Bakersfield, California, pipeline construction company. ARB, Inc. met the growing demand for energy infrastructure that accompanied the mid-century oil boom in the west and quickly established a reputation for great quality and reliability. ARB, Inc.’s work and reputation fueled significant growth and laid the foundation for Primoris, which is today one of the largest infrastructure contractors in the country.

Primoris was formed in 2003 and became a Delaware public company in July 2008, when it merged with a special purpose acquisition company (a non-operating shell company). Since that time, the Company has grown organically and through strategic acquisitions, which has allowed it to expand its service capabilities and geographic footprint. Primoris trades on the New York Stock Exchange (“NYSE”) under the ticker symbol PRIM.

OUR PEOPLE

Because Primoris believes that its employees are the most valuable resource in successfully completing its projects, the Company employs a dynamic mix of people to create the strongest company possible. As of December 31, 2025, Primoris employed 3,055 salaried employees and 15,471 hourly employees. (The total number of hourly personnel employed varies based on the volume of work in progress.)

One of Primoris’ core values is to provide a safe and healthy workplace for its people. Safety performance is the direct responsibility of all members of management, and employees receive the appropriate training, equipment, and other resources necessary to complete assigned tasks in a safe and efficient manner.

Additionally, all of our employees are subject to our Code of Conduct, which includes guidance and requirements concerning, among other things, general business ethics, including policies concerning the environment, conflicts of interest, anti-corruption, harassment and discrimination, data security and privacy, related party transactions, and insider trading. All of our employees are also subject to the Anti-Bribery & Corruption Policy, which includes guidance and requirements concerning, among other things, interactions with government officials; provision of gifts, entertainment and hospitality; and charitable and political contributions.

2026 PROXY STATEMENT	PRIMORIS	3

Proxy Statement Summary

2025 Business Highlights

Primoris achieved record highs for annual revenue, earnings, and backlog in 2025. This is a testament to the strength of our end markets, customer relationships and employee prioritization of safe, quality execution. The demand for infrastructure solutions remains significant and the Company continued to invest in equipment and people in 2025, including purchasing $75.8 million in construction equipment and increasing employee headcount by 2,810 from year end 2024.

In the Utilities segment, revenue and backlog both increased double-digits for the year. The revenue growth was driven by better than anticipated activity in gas operations and continued strength in power delivery and communications. Gross margins in the Utilities segment continued to see improvement due to productivity improvements in power delivery and solid growth in gas operations and communications. Power delivery contract renewals and rising demand led to Master Services Agreement (“MSA”) backlog of $7.0 billion as we continue to see market activity accelerate to upgrade, expand, and maintain the electric grid.

Energy segment revenues increased by almost 25%, driven primarily by growth in our renewables business. Natural gas generation was another key contributor to growth in the segment in 2025 as power demand continued to accelerate. Although gross profit increased in 2025, gross margins declined from the prior year, primarily due to lower margins on certain renewables projects.

The Company’s full year net income was $274.9 million, or $5.02 per fully diluted share, an increase of 52% from 2024 driven by higher operating income and lower interest expense due to lower average debt balances and lower interest rates. We also generated cash flow from operations of more than $470 million and bolstered our balance sheet by reducing our long-term debt by nearly $330 million.

»

Record revenue for the tenth consecutive year, up 19 percent from 2024 to $7.6 billion

»

Finished 2025 with record total backlog of $11.9 billion

»

Strong safety performance year with total recordable incident rate of 0.53, well below the industry average of 2.20

»

Selling, general and administrative expense as a percentage of revenue fell to 5.3% in 2025 from 6.0% in 2024

»

Net income increased to $274.9 million, or 52% from 2024, and our earnings per share rose to $5.02 per fully diluted share.

»

Cash flow from operations of more than $470 million.

4	PRIMORIS	2026 PROXY STATEMENT

Proxy Statement Summary

Our Compensation Highlights

The goal of our compensation program is to align compensation so that the entire management team is committed to the Company’s corporate objectives of achieving both near- and long-term profitable growth without encouraging or rewarding excessive risk taking.

What We Do Have	What We Don’t Have

●
Performance-based cash and equity incentives
●
Executive compensation based on performance of corporate objectives
●
Clawback compensation in the event of an accounting restatement
●
Stock ownership guidelines for executive officers and Directors
●
Independent compensation consultant engaged by the Compensation Committee
●
All Directors on the Compensation Committee are independent

●
No additional retirement benefits are afforded our executives that are not provided to all employees
●
No speculative transactions are allowed amongst Directors and executive officers
●
No excessive perquisites
●
No strict benchmarking of compensation to a specific percentile of our peer group

Annual Incentive Plan

The Company’s annual incentive plan for senior leadership and executives is designed to provide annual awards payable in cash based on the performance award formula below:

Performance Award Formula

AIP Target Amount
×
60%
Adjusted EBITDA Component
×
Achievement Percentage
=
Adjusted EBITDA Component Payout
+
×
15%
New Business Generated Component
×
Achievement Percentage
=
New Business Generated Component Payout
+
×
15%
Cash Management Component
×
Achievement Percentage
=
Cash Management Component Payout
+
×
10%
Safety Performance Component
×
Achievement Percentage
=
Safety Performance Component Payout
Total AIP Measurable Award Payout

2026 PROXY STATEMENT	PRIMORIS	5

Proxy Statement Summary

Corporate Governance Highlights

We believe that good corporate governance practices enable us to meet financial, operational, and strategic objectives, while advancing the long-term interests of our stockholders and promoting accountability and responsiveness amongst the Board and corporate management team.

Separate Chairman and Lead Independent Director of the Board roles	Succession Planning Process
All Committees are chaired by an independent Director	Stock Ownership Guidelines for Directors and Officers
Annual Board and Committee Evaluation	Clawback Policy
No interlocking relationships exist between members of our Board and members of any other Board	Corporate code of conduct
Board Risk Oversight

Proposed Board Overview

6	PRIMORIS	2026 PROXY STATEMENT

Proxy Statement Summary

The following table provides summary information about each Director nominee.

			COMMITTEES
Director and Principal Occupation	Age	Director Since	Audit	Compensation	Nominating and Corporate Governance	Strategy and Risk(1)
Michael E. Ching Former Global Head of Investment Research practice, Evalueserve	63	2022	M		M	M
David L. King (Chairman of the Board) Former Interim President and Chief Executive Officer, Primoris Services Corporation	73	2015
Carla S. Mashinski Former Chief Financial Officer, Cameron LNG	63	2019	C	M
Terry D. McCallister Former Chief Executive Officer, Chairman WGL Holdings, Inc. and Washington Gas	70	2020			C	M
Jose R. Rodriguez Former Senior Audit Partner, KPMG LLP	67	2021	M	C	M
Harpreet Saluja Executive Vice President of Corporate Strategy & Business Development, Ecolab	57	2025	M			M
Koti Vadlamudi President and Chief Executive Officer, Primoris Services Corporation	55	2025
Patricia K. Wagner Former Group President of the United States Utilities Sempra Energy	63	2020		M	M

C = Chair

M = Member

1)	No chair is indicated for the Strategy and Risk Committee as Mr. Schauerman is not standing for re-election.

Corporate Responsibility Highlights

Primoris Services Corporation (“Primoris” or the “Company”) believes that proactive oversight of Corporate Responsibility matters can improve a company’s internal performance as well as have a positive impact on its relationship with all stakeholders—employees, customers, investors, suppliers, and communities.

In 2023 Primoris conducted a Materiality Assessment(1) to ascertain what Corporate Responsibility topics are the most important to our stakeholders and our business.

The purpose of the materiality assessment is to engage internal and external stakeholders on corporate responsibility topics. The findings allow Primoris to focus on the most meaningful Corporate Responsibility initiatives that will provide maximum impact to the Company’s constituents.

The assessment consisted of three phases: 1) benchmarking, analysis of trends and identification of topics and definitions; 2) interviews with key stakeholders and 3) in-depth analysis and summary of findings.

The list of 20 topics were identified by reviewing peer materiality assessments and sustainability reports, emerging topics, leading Corporate Responsibility reporting frameworks, topics raised as important to stakeholders through other formal and informal engagements, the Company’s Corporate Responsibility strategy and reporting, and topics raised by internal subject matter experts.

The stakeholders engaged were our Board of Directors, executive management team, employees, customers, investors, and suppliers.

2026 PROXY STATEMENT	PRIMORIS	7

Proxy Statement Summary

Issues were weighted, prioritized, and plotted on the following Materiality Assessment Map according to their relative degree of importance. It is important to note that all issues on the map, regardless of where they fall, are relevant to the Company. We identified 20 topics that are important to our stakeholders, and of these, ten emerged as the most relevant:

● Occupational Health and Safety	●	● Enterprise Risk Management
● Ethics and Integrity	●	● Human Rights
● Corporate Culture	●	● Data Security and Privacy
● Supporting the Energy Transition	●	● Labor Relations
● Employee Attraction, Development, and Retention	●	● Supply Chain Management

MATERIALITY MATRIX

Occupational Health and Safety
Ethics and Integrity
Corporate Culture
Supporting the Energy Transition
Employee Attraction, Development, and Retention
Human Rights
Enterprise Risk Management
Data Security and Privacy
Labor Relations
Supply Chain Management
Corporate Governance
Supporting Sustainable Innovation
Water Stewardship
Greenhouse Gas Emissions
Biodiversity
Waste Management
Air Quality (Air Emissions)
Community Engagement and Relations
Climate Change Risk and Resilience
Diversity, Equity, and Inclusion
Increasing importance
Importance to Stakeholders
Importance to Business

x-axis (importance to business) = Exec and Board, y-axis (importance to stakeholders) = all other stakeholders.
See the appendix for additional information on response rates and materiality matrix methodology.

(1)

The discussion of materiality or significance, including discussion of material or significant Corporate Responsibility matters as determined in connection with the Materiality Assessment, is not an indication that such information, topics, matters, or issues are material or significant to Primoris’ investors as such terms are defined or construed under the federal securities laws or pursuant to disclosure or reporting requirements under the rules and regulations of the SEC.

8	PRIMORIS	2026 PROXY STATEMENT

Proxy Statement Summary

Primoris is proud of our record on Corporate Responsibility issues. We formalized our focus on these areas in 2020 with the formation of a Corporate Responsibility Committee with the support of our Board of Directors and management team. During 2025, we made progress in several areas.

SUSTAINABILITY

We are committed to reducing or eliminating negative environmental impacts wherever practicable. More than that, we are actively seeking projects that contribute to a lower-carbon future. In 2025, this included over $3 billion in revenue from renewables operations and $2.6 billion in new renewables projects awarded with targeted completions over the next few years. We employ a sustainability framework that helps our renewables customers track and measure the environmental impact of projects which includes third-party certification.

In terms of our own environmental impacts, we have implemented energy-efficient technology in many of our facilities.

Regulation and Environmental Requirements. Our operations are subject to compliance with regulatory requirements of federal, state, and municipal agencies and authorities, and international laws and regulations including with respect to: Protection of the environment, including regulations established by the Environmental Protection Agency, state agencies and other foreign environmental regulators. We believe that we have all the licenses and permits required to conduct our operations and that we are in substantial compliance with applicable regulatory requirements. We manage these requirements through our corporate environmental management system and comprehensive employee training programs to ensure compliance. We continually evaluate whether we must take additional steps at our locations to ensure compliance with environmental laws.

Sustainable Practices. The need for renewable infrastructure has never been more crucial, and we are proud to work with our clients on efforts to reduce emissions, create well-paying green jobs, and address environmental and social justice concerns.

Examples of practices we employ onsite include:

•

Planting thousands of trees and shrubs to enhance visual integration and support local biodiversity

•

Creating stormwater prevention plans to avoid waterway pollution

•

Protecting local biomes through revegetation using native seed mixes

•

Recycling or reusing construction waste and mulching appropriate material to provide natural erosion, dust, and water control

•

Utilizing existing grid infrastructure, solar-powered lights, and LEDs on our project trailers

•

Implementing our industry-leading safety program

•

Building relationships with local first responders and leaders to minimize impacts and best serve our communities

Supporting the Energy Transition $3.0B in Renewables revenue in 2025 $2.6B in new Renewables project awards

2026 PROXY STATEMENT	PRIMORIS	9

Proxy Statement Summary

COMMUNITY

Our primary social responsibility focus areas include Occupational Health and Safety and Corporate Culture. Focusing on employee programs that address wellness, prosperity and quality of life creates a rewarding, engaging and inclusive workplace.

Safety, Health and Wellness. We are committed to the health, safety and wellness of our employees, and we pride ourselves on above average workplace safety. We track and maintain several key safety metrics, which senior management reviews monthly, and we evaluate management on their ability to provide safe working conditions on job sites and to create a strong safety culture. Lost Time Injury Rate (“LTIR”) tracks the rate of injuries in the workplace which results in the employee having to take a minimum of one full working day away from work. For the year ended December 31, 2025, our LTIR rate was 0.11 compared to an industry average of 0.90 per the U.S. Bureau of Labor construction industry statistics. Total Recordable Incident Rate (“TRIR”) tracks the total number of workplace injuries which rise to the level of the Occupational Safety and Health Administration’s definition of recordability, whether leading to time away from work or not. TRIR is reported as the number of workplace safety incidents per 100 full-time workers during a one-year period. For the year ended December 31, 2025, our TRIR rate was 0.53 compared to an industry average of 2.20 per the U.S. Bureau of Labor construction industry statistics.

Founding Member ET&D. Focused on improving safety for Electric Line Workers through Electrical Transmission & Distribution Partnership (formal collaboration of industry stakeholders and the Occupational Safety & Health Administration)

Mental Health Care. Our employees have 24/7/365 access to free, confidential, mental healthcare assistance from licensed clinicians to help resolve work-related pressures, depression, stress, anxiety, grief, relationship problems, substance use or other emotional health concerns. To mitigate the risks of job burnout, employees are encouraged to take their well-earned vacation to spend time with their families, enjoy recreational activities and rest.

Compensation and Benefits. As part of our compensation philosophy, we believe that we must offer and maintain market competitive total rewards programs for our employees in order to attract and retain superior talent. Our compensation programs are generally designed to align employee compensation with market practices and our performance. With respect to our executive officers, business unit management, and other senior leadership, compensation programs consist of both fixed and variable components. The fixed portion is generally set at market levels, with variable compensation designed to reward employees based on company and individual performance. In connection with these compensation programs, we grant stock-based compensation to management and key personnel at the business unit levels, which we believe helps to align incentives throughout our organization.

0.11 Lost Time Injury Rate (“LTIR”) 0.53 Total Recordable Incident Rate (“TRIR”) 7 Employee resource groups including Primoris Veterans

10	PRIMORIS	2026 PROXY STATEMENT

Proxy Statement Summary

COMMUNITY

We provide additional benefits to our non-union employees, including a Company matched 401(k) Plan, healthcare and insurance benefits, health savings and flexible spending accounts, paid time off, family leave, flexible work schedules, and employee assistance programs.

Professional and Career Development. We strive to develop and sustain a skilled labor advantage by offering a blended learning approach that includes on- and off-site training programs, project management training, self-paced programs and leadership development programs. We have Company-owned training facilities that support continuous skills training, including several locations where we train apprentice electricians to become journeymen. We offer multiple levels of leadership programs designed to meet the needs of our employees and support the development of best-in-class talent. Our five cornerstone programs are Foreman Foundations, Aspire, Situational Leadership, Accelerate, and The Leadership Experience. From Foreman Foundations where employees learn the fundamentals of transitioning from a crew member to a crew leader through The Leadership Experience where emerging leaders explore values-based leadership and sharpen their strategic leadership skills, our Learning and Development programs are designed to support Primoris’ vision, mission, and values and promote the growth of our greatest assets, our employees. In 2025, 10,600 employees participated in 57,000 training hours including eLearning participants.

We employ a dynamic mix of people to create the strongest company possible. Our policy prohibits discrimination in employment based on age, culture, gender, national origin, sexual orientation, physical appearance, race or religion.

Supplier Development and Mentorship. Collaborating with suppliers enables us to find advanced technologies and new and unique processes, products, or services that help us run our business efficiently. Strategic alliances can open new doors and increase market share, advancing our position as a leader in the industry. Through the course of supplier development, Primoris has at times invested in, shared assets with, leased to, given favorable payment terms to, and created mutually exclusive strategic alliances with various disadvantage business enterprise suppliers. Our approach to supplier development is effective in building a resilient supply chain with suppliers that comply with our policies and procedures in addition to our customers’ procedures and requirements. This approach is the essence of our sustainable supply chain philosophy. The incentive supporting this philosophy is the mutual success of our customers, suppliers, and Primoris.

57,000 training hours in 2025 54% of the overall workforce identified as racial minority 1,508 vendors recognized as diverse, represents

2026 PROXY STATEMENT	PRIMORIS	11

Proxy Statement Summary

GOVERNANCE

A governance refresh undertaken in 2025 included publication of our Corporate Governance Guidelines dated December 2025, Audit Committee Charter dated May 2025 and Code of Conduct dated January 2026.

Cybersecurity Risk Management and Strategy. We have a multi-layered cybersecurity risk management program designed to identify risks related to the organization’s digital and physical assets, review and assess existing security measures, and implement and manage solutions to mitigate cyber risks. These solutions are designed to protect our facilities, our systems, our partners, our customers, and our financial data in case we experience a cyber incident. Protection measures are designed to detect and guard against threats, including phishing, social engineering, executive targeting, brand impersonation, configuration mistakes, sensitive data leakage, leaked credentials, malicious attacks, third-party risks, vulnerabilities, insider threats (both intentional and unintentional), and password attacks. This type of ongoing vulnerability risk management is crucial as the organization and the external threat landscape evolves. This cybersecurity risk management program is incorporated as part of the Primoris Enterprise Risk Management Program.

Our cybersecurity policies and processes are based on the controls within the National Institute of Standards and Technology (“NIST”) Framework, and we engage a number of external parties to enhance our cybersecurity oversight. For example, every other year, a third-party consulting firm performs an assessment of our cyber program, measuring our program against the NIST controls with a Capability Maturity Model Integration overlay to determine the program’s maturity. The assessment findings are disclosed to the Audit Committee of the Board of Directors and our cross-functional management Security Steering Committee (“SSC”). Any improvements resulting from the assessment are identified, along with action plans. We also use a third-party to perform an annual Breach Assessment targeting our external and internal network environment to determine the strengths and any weaknesses within our cybersecurity processes. As part of the Breach Assessment, our Incident Response Plan is instigated and reviewed to ensure it remains current and effective for all situations. We also have multiple third-party managed Security Operations Centers (“SOC”) in place including a SOC for protection of network credentials.

Our employees are also an important part of protecting our digital and technical environment. A key area of the cybersecurity program is the education of employees regarding cybersecurity using security awareness training, security bulletins and phishing simulations to reinforce training on a quarterly basis. Security awareness training covers all network users. On an annual basis an Acceptable Use Policy (“AUP”) is distributed to employees through our Security Awareness Training System for understanding and acknowledgement. Additionally, all new employees are provided the AUP through the Security Awareness System included with initial security training upon being granted access to our network.

5.1 years average tenure of Primoris Board members 88% of Directors are Independent 100% of Committees are chaired by independent Directors

12	PRIMORIS	2026 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

General Information

What am I being asked to vote on?	You are being asked to vote to elect eight Directors to hold office for a one - year term. The experience and qualifications of each Director nominee is included in the biographies in this section.

Each Director of the Company’s Board is elected annually to serve a term of one-year. Seven of our current Directors are independent Directors as determined under the guidelines for director independence set forth in our Corporate Governance Guidelines and under all applicable NYSE guidelines.

The Board of Directors’ Nominating and Corporate Governance Committee recommended to the Board the nomination of each of the Director nominees for election as Directors for one-year terms expiring at the 2027 Annual Meeting, or until their successors are qualified and elected or their earlier death, resignation or removal. These recommendations were adopted unanimously by the Board. If the nominees become unavailable for any reason, or if any vacancy occurs before the election at the 2027 Annual Meeting (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a quorum is present and entitled to vote on the election of Directors, the nominees receiving a plurality of the votes cast will be elected as Directors. Abstentions and broker non-votes have no effect on the result of the vote; however, abstentions and broker non- votes will be counted as shares present for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the election of each of the eight Director nominees as Directors to hold office until our annual meeting of stockholders to be held in 2027 or until their respective successors are duly elected and qualified or upon their earlier death, resignation or removal.

2026 PROXY STATEMENT	PRIMORIS	13

Proposal 1 – Election of Directors

Information Regarding Director Nominees

The following table sets forth information regarding each Director nominee up for election at the Annual Meeting. There are no family relationships among any Directors, nominees or executive officers of the Company. To our knowledge, there are no material proceedings to which any Director or executive officer is a party adverse to the Company or has a material interest adverse to the Company.

Name	Position with our Company	Age	Director Since
Michael E. Ching	Independent Director	63	2022
David L. King	Independent Director and Chairman of the Board	73	2015
Carla S. Mashinski	Independent Director	63	2019
Terry D. McCallister	Independent Director	70	2020
Jose R. Rodriguez	Independent Director	67	2021
Harpreet Saluja	Independent Director	57	2025
Koti Vadlamudi	Director, President and Chief Executive Officer	55	2025
Patricia K. Wagner	Independent Director	63	2020

John P. Schauerman informed the Company on March 12, 2026, that he is retiring from the Board effective April 30, 2026 and, as a result, will not stand for re-election at the 2026 Annual Meeting. The Company thanks Mr. Schauerman for his guidance and service to the Company and the Board. As a result of Mr. Schauerman’s decision to retire, the Board will reduce the number of directors constituting the Board from nine to eight, effective as of April 30, 2026.

The person named in the enclosed proxy card will vote to elect each of the Director nominees as Directors, unless you withhold this authority to vote for the election of any or all of the nominees by marking the proxy to that effect.

14	PRIMORIS	2026 PROXY STATEMENT

Proposal 1 – Election of Directors

Director Nominee Highlights

Independence

7
Independent
88%
1
Non-Independent

Tenure

4
0-5 Years
1
11+ Years
Avg
Tenure
5.1
years
3
6-10 Years

2
70-79
2
50-59
Avg Age
63.9
years
4
60-69

Gender and Ethnic Diversity

6
Diverse
75%
Diverse
2
Non-
Diverse

Director Nominees’ Skills and Experience

Our Board selected the nominees based on their broad range of skills and experiences, which align with our business strategy and contribute to the effective oversight of Primoris.

Core Qualifications Possessed by all Director Nominees

100% Highest Integrity	100% Executive Leadership	100% Business Acumen

2026 PROXY STATEMENT	PRIMORIS	15

Proposal 1 – Election of Directors

Directors with Additional Skills and Experience

	Corporate Management	Infrastructure Services Industry	Public Board or Officer	Financial and Accounting	Business Acumen
Michael E. Ching
David L. King
Carla S. Mashinski
Terry D. McCallister
Jose R. Rodriguez
Harpreet Saluja
Koti Vadlamudi
Patricia K. Wagner

We believe that our Board should consist of individuals reflecting the broad range of backgrounds, experiences, and perspectives represented by our employees, customers, and communities in which we operate.

16	PRIMORIS	2026 PROXY STATEMENT

Proposal 1 – Election of Directors

Director Nominees’ Biographies and Special Skills

AGE • 63 DIRECTOR SINCE • 2022 COMMITTEES • Audit • Nominating & Corporate Governance • Strategy & Risk	MICHAEL E. CHING
Professional Experience

Michael Ching has over 35 years of experience in the investment banking and technology industries. He most recently served as Executive Vice President and Global Head of Evalueserve’s Investment Research practice from January 2022 to December 2023, where he led the effort to provide leading sell-side and buy- side research organizations with global talent and AI-driven products and solutions. From 2002 to 2019, he was a Managing Director and Deputy Head of Equities Research at UBS, where he helped manage a department of 150 equity research analysts and associates. Prior to that, Mr. Ching served as a ranked technology analyst at Merrill Lynch. He also worked at Bell Laboratories for nearly ten years as a District Manager and systems engineer focusing on data and fiber optic networks. He holds an M.B.A. from The Wharton School of the University of Pennsylvania, an M.S. in Electrical Engineering from Stanford University, and a B.S. in Electrical Engineering from Rutgers University.

Reasons for Nomination

We believe that Mr. Ching’s qualifications to serve on our Board include his in-depth knowledge of capital markets, equities research, financial modeling and data analysis and his understanding of systems engineering. The Board has determined that Mr. Ching meets the applicable NYSE and SEC rules for independence and is therefore an independent Director.

2026 PROXY STATEMENT	PRIMORIS	17

Proposal 1 – Election of Directors

AGE • 73 DIRECTOR SINCE • 2015	DAVID L. KING
Professional Experience

David King has served as our Chairman since May 2019, as one of our Directors since May 2015, and from March 2025 until November 2025, served as Interim President and Chief Executive Officer. He served as our Chief Executive Officer from August 2015 until November 2019, and also served as our President from August 2015 until April 2019. Prior to that, Mr. King was our Executive Vice President, Chief Operating Officer since March 2014. Prior to joining Primoris, Mr. King spent several years at Chicago Bridge & Iron (“CB&I”), a large NYSE listed construction company that was acquired by McDermott International, most recently as President of Lummus Engineered Products from 2013 to March 2014. From 2010 to 2013 he was President of CB&I Project Engineering & Construction based in The Hague, Netherlands responsible for worldwide operations. From 2009 to 2010 he was Group Vice President for Downstream Operations for CB&I Lummus located in The Woodlands, Texas. Mr. King also managed and helped establish the Global Services Group for CB&I in 2008. He has extensive Engineering, Procurement, Fabrication and Construction industry experience in energy-related projects, liquefied natural gas, offshore, pipelines, refining, petrochemicals, gas processing, oil sands, synthesis gas and gas-to-liquids. Recognized as NACD Directorship Certified by the National Association of Corporate Directors, Mr. King received his bachelor’s degree in Mechanical Engineering from Texas Tech University, an M.B.A. from the University of Texas, Tyler, and an Advanced Executive Management Degree from INSEAD in Fontainebleau, France.

Reasons for Nomination

Mr. King has a wealth of knowledge and experience in the industry and our business and has an in- depth knowledge of our employees, culture, competitors and the effect on our business of various government policies. We believe that his history, independence, and experience demonstrate that Mr. King is well qualified to serve on our Board. The Board determined that Mr. King meets the applicable NYSE and SEC rules for independence and is therefore an independent Director.

18	PRIMORIS	2026 PROXY STATEMENT

Proposal 1 – Election of Directors

AGE • 63 DIRECTOR SINCE • 2019 COMMITTEES • Audit (Chair) • Compensation	CARLA S. MASHINSKI
Professional Experience

Carla Mashinski has served as one of our Directors since March 2019. Since July 2015, Ms. Mashinski served as Chief Financial Officer of Cameron LNG, a natural gas liquefaction terminal near the Gulf of Mexico; effective February 2017, her title was expanded to Chief Financial and Administrative Officer until her retirement in May 2022. From 2014 to July 2015, she served as Chief Financial Officer and Vice President of Finance and Information Management for the North America Operation of SASOL, an international integrated energy company. From 2008 to 2014, Ms. Mashinski was employed by SBM Offshore, Inc., a provider of leased floating production systems for the offshore energy industry, serving as Vice President of Finance and Administration, U.S. Chief Financial Officer from 2008 to February 2014, and as Commercial and Contracts Manager from February to August 2014. She served as Vice President and Chief Accounting Officer and Controller of Gulfmark Offshore from 2004 to 2008. Prior to that, Ms. Mashinski held various finance and accounting positions for Duke Energy (1999-2004) and Shell Oil Company (1985-1998) or its affiliated companies. Ms. Mashinski is a certified public accountant with a B.S. degree in accounting from the University of Tennessee, Knoxville and an Executive M.B.A. from the University of Texas, Dallas. She also holds a CERT Certification in Cybersecurity Oversight issued by the Software Engineering Institute of Carnegie Mellon University, and Effective AI Oversight for Directors Certificate issued by Carnegie Mellon University.

Recognized as NACD Directorship Certified by the National Association of Corporate Directors, Ms. Mashinski also serves on the Board of BKV Corporation (NYSE:BKV), a natural gas exploration and production company that seeks to deliver reliable, sustainable energy as the Audit and Risk Committee Chair and Compensation Committee member. On January 1, 2024, Carla was appointed to the Board of Ranger Energy Services (NYSE:RNGR), a provider of high specification mobile rig well services, cased hole wireline services and ancillary services in the U.S. oil and gas industry, where she serves as the Audit Committee chair and Nominating & Governance Committee member. On July 1, 2025, Carla joined the board of the private company, Coastal Bend LNG, an emerging U.S. Gulf Coast liquefied natural gas developer positioning itself as a low-carbon LNG producer. She previously served on the Boards of Unit Corporation (NYSE:UNT), a U.S. based energy company engaged in oil and gas exploration and production, contract drilling, and gas gathering and processing and CARBO Ceramics a global technology company that provides products and services to the oil & gas and industrial markets.

Reasons for Nomination

We believe that Ms. Mashinski’s qualifications to serve on our Board include her experience as a Director of various public companies, her accounting and financial expertise as a certified public accountant and project management professional, her executive level experience with corporate financial, human resources, and information management activities, and her industry experience in strategic planning, risk management, compensation, mergers and acquisitions, joint ventures, and financial leadership. The Board has determined that Ms. Mashinski meets the applicable NYSE and SEC rules for independence and is therefore an independent Director.

2026 PROXY STATEMENT	PRIMORIS	19

Proposal 1 – Election of Directors

AGE • 70 DIRECTOR SINCE • 2020 COMMITTEES • Nominating & Corporate Governance (Chair) • Strategy & Risk	TERRY D. MCCALLISTER
Professional Experience

Terry McCallister has served as one of our Directors since July 2020. Mr. McCallister has a forty-year history in nearly all aspects of the energy sector, including utilities, pipelines, clean energy, and exploration and production endeavors. He was Chairman and Chief Executive Officer of WGL Holdings, Inc. and Washington Gas from 2009 until his retirement in 2018. Prior thereto, Mr. McCallister served as President and Chief Operating Officer of WGL and Washington Gas, joining Washington Gas in 2000 as Vice President of Operations. He has also held various leadership positions with Southern Natural Gas and Atlantic Richfield Company. Mr. McCallister has a B.S. in Engineering Management from the University of Missouri-Rolla and is a graduate of the University of Virginia’s Darden School of Business Executive Program.

Mr. McCallister previously served on the Board of AltaGas Ltd. (TO:ALA) from 2018 to 2022, where he was a member of the Environment, Health, and Safety Committee. His Board experience includes serving as the Chair of WGL Holdings prior to its being acquired in 2018. He has served on the National Petroleum Council, the American Gas Association, the Gas Technology Institute, and the Southern Gas Association and is a member of the Institute of Corporate Directors.

Reasons for Nomination

We believe that Mr. McCallister’s qualifications to serve on our Board include his experience as a Director of various public companies and his in-depth knowledge of the energy industry. He also brings valuable senior leadership to the Board. The Board has determined that Mr. McCallister meets the applicable NYSE and SEC rules for independence and is therefore an independent Director.

20	PRIMORIS	2026 PROXY STATEMENT

Proposal 1 – Election of Directors

AGE • 67 DIRECTOR SINCE • 2021 COMMITTEES • Compensation (Chair) • Audit • Nominating & Corporate Governance	JOSE R. RODRIGUEZ
Professional Experience

Jose Rodriguez has served as one of our Directors since May 2021. He is a retired senior audit partner from KPMG, where he served for over 25 years. During his career at KPMG he held various leadership positions, which included serving on its Board of Directors and as lead Director; chief operating officer of KPMG International’s global audit practice; office managing partner; leader of its Audit Committee Institute (ACI); east region professional practice partner and most recently ombudsman. As an audit partner, Mr. Rodriguez had extensive experience with large multinational companies and mid-size private and publicly held companies, with primary emphasis on industrial manufacturing; consumer markets (retail, automotive, and distribution concerns); pharmaceuticals; agribusiness; oil and gas and mergers and acquisitions. Additionally, Mr. Rodriguez is a NACD Fellow and has been included in NACD’s D-100 list, which recognizes the most influential people in and around the Boardroom.

Mr. Rodriguez currently serves on the Board of Popular, Inc (Nasdaq:BPOP) since June 2021, where he Chairs the Audit Committee and serves on the Risk Committee and Nominating & Governance Committee. Mr. Rodriguez previously served on the Board of CareMax, Inc (Nasdaq:CMAX) from June 2021 to February 2025, where he was Chair of the Board, Chair of the Audit Committee, and a member of the Compliance Committee.

Mr. Rodriguez serves on the Board of trustees of Marymount University and Belmont Abbey College and Board of Directors of Latin Corporate Directors Association (Chair).He is a certified public accountant (licensed in FL, NC and NY). Mr. Rodriguez received a B.B.A with a major in accounting from the University of Miami.

Reasons for Nomination

We believe that Mr. Rodriguez’s qualifications to serve on our Board include his in-depth knowledge and understanding of generally accepted accounting principles, his experience in auditing and SEC reporting, mergers and acquisitions, understanding of the responsibilities and functions of audit Committees and experience in shaping corporate governance strategy to drive long-term corporate value creation to enhance investor confidence. Mr. Rodriquez has four decades of expertise in driving innovative growth, aligning risk with strategy, and developing dynamic talent and the right culture to unlock the power of diversity, inclusion and equity. The Board determined that Mr. Rodriguez meets the applicable NYSE and SEC rules for independence and is therefore an independent Director.

2026 PROXY STATEMENT	PRIMORIS	21

Proposal 1 – Election of Directors

AGE • 57 DIRECTOR SINCE • 2025 COMMITTEES • Audit • Strategy & Risk	HARPREET SALUJA
Professional Experience

Harpreet Saluja has more than 30 years of experience in strategy, business development and M&A roles at leading global organizations. In 2024, she joined Ecolab (NYSE:ECL), a global sustainability leader offering water, hygiene and infection prevention solutions and services that protect people and the resources vital to life. As executive vice president of Corporate Strategy & Business Development, she is responsible for the company’s new business ventures, M&A and business development activities. From 1998 to 2024, Ms. Saluja held executive roles in Corporate Development & Planning at Eaton (NYSE:ETN), a global power management company focused on electrical, aerospace and vehicle end markets. From 2013 to 2024, she was senior vice president and led the company’s corporate strategy and global M&A function. From 1995 to 1998, she performed international business development and integration roles for Tenneco Automotive, a global tier one automotive supplier.

Ms. Saluja holds an M.B.A. from the University of Michigan, a Bachelor of Law and Bachelor of Arts degree in mathematics and psychology from Punjab University in India. She serves as an Independent Trustee of First American Funds, an affiliate of US Bancorp.

Reasons for Nomination

We believe that Ms. Saluja’s qualifications to serve on our Board include her wealth of business experience and deep knowledge of strategy and M&A. Her global business expertise in the manufacturing sector and extensive background in finance and strategic planning make her well suited to help guide Primoris’ growth and value creation strategies. Ms. Saluja’s executive leadership in large public companies, along with her board trustee experience on both audit and governance committees, demonstrate that she is well qualified to serve on our Board. The Board determined that Ms. Saluja meets the applicable NYSE and SEC rules for independence and is therefore an independent director.

22	PRIMORIS	2026 PROXY STATEMENT

Proposal 1 – Election of Directors

AGE • 55 DIRECTOR SINCE • 2025	KOTI VADLAMUDI
Professional Experience

Koti Vadlamudi has served as our President and Chief Executive Officer and one of our Directors since November 2025. Mr. Vadlamudi is responsible for the management, strategy, profitable growth and operations of the Company. He is focused on collaborating with leadership and the Board of Directors to establish, develop and implement Primoris’ mission, vision, strategy, objectives and policies. Prior to joining the Company, Mr. Vadlamudi spent over 30 years at Jacobs Solutions, Inc. where he held a variety of executive positions. Such positions included Executive Vice President—Advanced Facilities, Managing Director and Senior Vice President—Advanced Facilities, Regional Vice President—Buildings and Infrastructure and Downstream Operations, and President and General Manager—Canadian Upstream Oil and Gas. He is a seasoned engineering and construction executive with global experience leading operations, business development, and strategic growth across public and private sectors. Mr. Vadlamudi’s industry expertise spans energy and power, oil and gas, mission-critical facilities, consumer products, and life sciences. Mr. Vadlamudi received his Bachelor of Science degree in Mechanical Engineering from Cornell University.

Reasons for Nomination

Mr. Vadlamudi has extensive knowledge and experience in our industry and our business and has obtained an in-depth knowledge of our employees, culture, competitors and the effect on our business. We believe that his history and experience demonstrate that Mr. Vadlamudi is well qualified to serve on our Board.

2026 PROXY STATEMENT	PRIMORIS	23

Proposal 1 – Election of Directors

AGE • 63 DIRECTOR SINCE • 2020 COMMITTEES • Compensation • Nominating & Corporate Governance	PATRICIA K. WAGNER
Professional Experience

Patricia Wagner has served as one of our Directors since July 2020. Ms. Wagner has over thirty years of experience in the utility and industrial markets, with leadership experience at both the corporate and operating subsidiary level. She was Group President of U.S. utilities for Sempra Energy (NYSE:SRE) until her retirement in 2019. Her career with Sempra spanned nearly twenty-five years and included such leadership roles as Chief Executive Officer of SoCal Gas and Chief Executive Officer of Sempra U.S. Gas & Power, which included Sempra’s renewable energy infrastructure portfolio along with other infrastructure assets. She also held leadership roles in accounting, information technology, and audit. Prior to her time at Sempra, she held positions at Fluor, Allergan Pharmaceuticals, and American McGaw.

Ms. Wagner currently serves on the Boards of Apogee Enterprises, Inc. (Nasdaq:APOG), where she is the chair of the Compensation Committee and a member of the Nominating & Corporate Governance Committee, and of California Water Service Group (NYSE:CWT), where she is chair of the Finance and Investment Committee and is a member of the Audit and Compensation Committees. Ms. Wagner holds a B.S. in Chemical Engineering from California Polytechnic State University and an M.B.A. from Pepperdine University.

Reasons for Nomination

We believe that Ms. Wagner’s qualification to serve on our Board include her experience as a Director of various public companies and her in-depth knowledge of regulated utilities and familiarity with the California regulatory environment. She also brings valuable accounting and finance, senior leadership, and operational experience to the Board. The Board has determined that Ms. Wagner meets the applicable NYSE and SEC rules for independence and is therefore an independent Director.

24	PRIMORIS	2026 PROXY STATEMENT

PROPOSAL 2 – TO APPROVE, IN AN ADVISORY, NON-BINDING VOTE, THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

General Information

What am I being asked to vote on?	You are being asked to vote on a non-binding, advisory resolution regarding the compensation of the Company’s named executive officers.

We believe that our compensation policies and procedures are competitive and strongly aligned with the long-term interest of our stockholders. This advisory stockholder vote, commonly known as “Say-on-Pay”, gives you as a stockholder the opportunity to express approval or withhold approval of the compensation we pay our named executive officers through voting for or against the following resolution:

“Resolved, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2026 proxy statement pursuant to the disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other executive compensation tables and related discussions).”

The Company and the Compensation Committee remain committed to the compensation philosophy, policies and objectives outlined under the heading “Compensation Discussion and Analysis” in this proxy statement. The Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.

Stockholders are encouraged to carefully review the “EXECUTIVE COMPENSATION” section of this proxy statement for a detailed discussion of the Company’s executive compensation program.

Because your vote is advisory, it will not be binding upon the Company or the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the approval of the advisory, non-binding proposal on the compensation of the Company’s named executive officers.

2026 PROXY STATEMENT	PRIMORIS	25

PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

What am I being asked to vote on?	You are being asked to vote to ratify the Audit Committee’s selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

We are asking the stockholders to ratify the Audit Committee’s selection of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB and has served as our auditor since 2006. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. If the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

A Baker Tilly US, LLP, representative is expected to attend the 2026 Annual Meeting of the Stockholders. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate stockholder questions.

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, entitled to vote at the Annual Meeting is required to ratify the selection of Baker Tilly US, LLP as our independent registered public accounting firm for 2026.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

26	PRIMORIS	2026 PROXY STATEMENT

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Our Board’s Mission. The Board of Directors is elected by the stockholders to oversee the stockholders’ interest in the long-term health and overall success of the business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board selects and oversees the members of executive management, who are charged by the Board with conducting the business of the Company.

We believe that effective corporate governance is an important element of our long-term success and ability to create value for our stockholders. Our Board periodically reviews our existing corporate governance policies and practices, as well as related provisions of the Sarbanes-Oxley Act of 2002, current and proposed rules of the SEC, and the corporate governance requirements of our principal listing exchange. Based on its review, the Board has approved charters, policies, procedures and controls that we believe promote and enhance our corporate governance, accountability and responsibility and promote a culture of honesty and integrity.

Charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Strategy and Risk Committee, as well as our Corporate Governance Guidelines and Code of Conduct, are available on the Investor Relations section of our website at www.prim.com, and copies are available free of charge upon request to our Secretary at Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201.

Corporate Governance Highlights	Declassified Board
Director Stock Ownership requirement
Prohibited pledging, hedging and short-selling with Primoris stock
Published Corporate Governance Guidelines and Code of Conduct

What We Do	What We Don’t Do

●
Annual self-evaluation of Board of Directors
●
Independent Lead Director
●
Fully independent Audit, Compensation, Nominating & Corporate Governance, and Strategy and Risk Committees
●
Annual election of Directors
●
Stock ownership requirement for Directors
●
Clawback Policy for executive incentive-based compensation
●
Published Code of Conduct that applies to all Directors, officers, and employees
●
Published Corporate Governance Guidelines
●
Anti-bribery policy clearly outlined in Code of Conduct and Employee Handbook

●
No Poison Pill
●
Anti-hedging policy prohibits hedging or short sale of Primoris stock
●
No gross-up of excise taxes
●
No defined benefit plan
●
No guaranteed minimum annual cash incentive payment
●
No excessive perquisites

2026 PROXY STATEMENT	PRIMORIS	27

Corporate Governance Principles and Board Matters

Leadership Updates

Effective March 20, 2025, Mr. McCormick separated from the Company and resigned as a director. For continuity while the Board searched for a permanent Chief Executive Officer, the Board appointed Mr. King as Interim President and Chief Executive Officer. Effective November 2025, the Board appointed Koti Vadlamudi as President and Chief Executive Officer, and Mr. King then continued to serve as Chairman of the Board.

Board Independence

The listing standards of NYSE require that companies have a Board of directors with at least a majority of independent directors. Determining director independence requires that the Board affirmatively determine that the director has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us.

To assist it in making independence determinations, the Board has adopted independence standards, which include the standards required by the NYSE for independent Directors. In addition, as described in the Company’s Corporate Governance Guidelines, a Director will not be deemed to have a material relationship with the Company if the Director:

●
is an executive officer of another company which is indebted to the Company, or to which the Company is indebted, unless the total amount of either company’s indebtedness to the other is more than 1% of the total consolidated assets of the company he or she serves as an executive officer; or

●
serves as an officer, director or trustee of a tax-exempt organization, unless the Company’s discretionary contributions to such organization are more than the greater of $1 million or 2% of that organization’s consolidated gross revenues. The Company’s automatic matching of employee charitable contributions will not be included in the amount of the Company’s contributions for this purpose.

On the basis of the Board independence standards identified above, and such other factors as the Board may consider from time to time, the Board has affirmatively determined that Messrs. Ching, McCallister, Rodriguez, and Schauerman and Mss. Mashinski, Saluja, and Wagner are independent. In addition, the Board had determined that Mr. King was independent prior to his appointment as Interim President and Chief Executive Officer in March 2025 and has been independent since relinquishing that role in November 2025.

28	PRIMORIS	2026 PROXY STATEMENT

Corporate Governance Principles and Board Matters

Board Structure and Committee Composition

The Board has: (i) an Audit Committee, (ii) a Compensation Committee, (iii) a Nominating and Corporate Governance Committee and (iv) a Strategy and Risk Committee. The Board and its Committees meet throughout the year on a set schedule and also hold special meetings, both telephonically and in person, and act by written consent from time to time, as appropriate. During 2025, the Board held a total of seven meetings, the Audit Committee held six meetings, the Compensation Committee held eight meetings, the Nominating and Corporate Governance Committee held four meetings, and the Strategy and Risk Committee held five meetings. The independent Directors meet in executive session at meetings of the Board and Committees as necessary. All of the independent Directors met in executive session at meetings of the Board without any management members four times during 2025.

Separate Chairman and CEO Roles

The Board historically has separated the roles of Chairman and CEO, with Mr. King serving as our Non-Executive Chairman of the Board since November 2019, when Mr. McCormick became our CEO, until March 2025 when Mr. King succeeded Mr. McCormick and assumed the role of Interim President and Chief Executive Officer. In April 2025, Mr. McCallister was appointed by the Board as the Lead Independent Director, responsible for chairing the Board meetings in the absence of the Chairman. The Board believes it should have the flexibility to establish a leadership structure that works best for the Company at a particular time, and it reviews that structure from time to time, including in the context of changes in leadership. The Board is of the view that its current leadership structure best serves the objective of effective Board oversight of management and allowed Mr. King to leverage his experience to lead the Board and manage the Company while serving as Interim President and CEO. Following the appointment of Mr. Vadlamudi in November 2025 as CEO, we returned to separate Chairman and CEO roles.

The Board and the Compensation Committee do not make decisions regarding an executive officer’s compensation in the presence of such executive officer. The compensation of our Chief Executive Officer and all other executive officers is recommended to the Board of Directors for approval by the Compensation Committee. The Board of Directors acts on the recommendations in a vote in which only independent Directors participate and which takes place during executive sessions of the independent, non-executive Board members.

Director nominees are identified and recommended for the Board of Director’s selection by the Nominating and Corporate Governance Committee.

Each Director attended at least 75% of the meetings of the Board and the Committees of the Board, if any, on which they served during the periods for which they served as a Director during 2025.

2026 PROXY STATEMENT	PRIMORIS	29

Corporate Governance Principles and Board Matters

The current members of the Board Committees are identified in the following table:

Director(1)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategy and Risk Committee
Michael E. Ching	M		M	M
Carla S. Mashinski	C	M
Terry D. McCallister			C	M
Jose R. Rodriguez	M	C	M
Harpreet Saluja	M			M
John P. Schauerman		M		C
Patricia K. Wagner		M	M

[1]	Messrs. Ching, McCallister, Rodriguez, and Schauerman and Mss. Mashinski, Saluja and Wagner are independent Directors.

C = Chair

M = Member

30	PRIMORIS	2026 PROXY STATEMENT

Corporate Governance Principles and Board Matters

Committees of the Board

Audit Committee
Meetings: 6 Chair: Carla S. Mashinski Other Members: Michael E. Ching Jose R. Rodriguez Harpreet Saluja

Primary Role of this Committee:

The primary role of the Audit Committee is to oversee our accounting and financial reporting processes, internal control systems, independent auditor relationships and the audits of our financial statements, as well as cybersecurity oversight.

Key Responsibilities:

•

Selecting and hiring our independent registered public accounting firm

•

Evaluating the qualifications, independence and performance of our independent registered public accounting firm

•

Reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm and determining whether the performance of such services is compatible with the accounting firm’s independence

•

Reviewing with management and our independent registered public accounting firm the annual and quarterly financial statements. On a quarterly basis, the independent Audit Committee members meet with the auditors without the presence of management. During these independent sessions, the Audit Committee and the auditors discuss, among other things, the acceptability of the Company’s accounting principles, critical accounting policies, critical accounting estimates, and any alternative treatments of financial information within generally accepted accounting principles in the United States (“GAAP”)

•

Overseeing the administration of management’s process for the design of, and reviewing the adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics functions

•

Reviewing management’s assessment of internal control and steps taken to monitor and control our exposure to financial risk

•

Overseeing the administration of management’s process for reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies

•

Reviewing any significant deficiencies or material weaknesses in the design or operation of our internal control over financial reporting and any fraud involving management or other financial reporting personnel

•

Establishing procedures for the receipt, retention, and treatment of complaints regarding internal controls, accounting and any auditing matters including confidential submissions by our employees or others of concern regarding these matters

•

Overseeing and monitoring the integrity of our financial statements and earnings press releases (including non-GAAP information) and our compliance with legal and regulatory requirements as they relate to accounting matters in our financial statements

•

Reviewing the performance of our internal audit function and the scope and results of the annual internal audit plan

•

Considering policies with respect to risk assessment and risk management, including information technology security risks and cybersecurity risks

•

Reviewing and approving any material related party transactions

•

Reviewing and discussing any key issues related to information technology cybersecurity risks and management programs on a regular basis

The Audit Committee consists of four persons, all of whom are independent under applicable NYSE listing standards. Members of the Audit Committee must also satisfy additional SEC independence requirements, which provide that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than compensation in their capacity as a Director, or otherwise be an “affiliated person” of us. The Board has determined that Audit Committee members Mss. Mashinski (Chairperson) and Saluja and Messrs. Ching and Rodriguez all satisfy the applicable SEC independence requirements.

Audit Committee Financial Expert. The Board has also determined that Ms. Mashinski, Mr. Ching, Mr. Rodriguez, and Ms. Saluja are the Audit Committee “financial experts” as defined under SEC rules and regulations.

2026 PROXY STATEMENT	PRIMORIS	31

Corporate Governance Principles and Board Matters

Compensation Committee
Meetings: 8 Chair: Jose R. Rodriguez Other Members: Carla S. Mashinski John P. Schauerman Patricia K. Wagner	Primary Role of this Committee: The primary role of the Compensation Committee is to monitor and assist the Board in determining compensation for our executive officers and Directors.

Key Responsibilities:

•

Reviewing the goals and objectives of our executive compensation programs and recommending to the Board any changes to these goals and objectives

•

Reviewing our executive compensation plans including incentive, equity based and benefit plans, and recommending to the Board the adoption of new plans or amendments to existing plans

•

Evaluating annually the performance of the Chief Executive Officer and recommending to the independent members of the Board his or her compensation level based on this evaluation

•

Evaluating annually the performance of the other executive officers of the Company and its subsidiaries and recommending to the independent members of the Board the compensation level of each based on this evaluation

•

Reviewing and recommending to the independent members of the Board, concurrently with the Board’s Audit Committee, any employment, severance or termination arrangements made with any executive officer of the Company or its subsidiaries

•

Evaluating the appropriate level and types of compensation for Board and Committee service by non-employee Directors and recommending any changes to the Board

•

Periodically discussing with management the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function, including but not limited to those policies and strategies regarding diversity, equity and inclusion, and talent management

•

Overseeing risks associated with the Company’s compensation policies and practices and annually reviewing whether such policies and practices are reasonably likely to have a material adverse effect on the Company.

The members of the Compensation Committee of the Board are Mss. Wagner (Chairperson) and Mashinski and Mr. Schauerman. All of the members of the Compensation Committee meet the independence requirements of applicable NYSE listing standards.

The Compensation Committee monitors and assists the Board in determining compensation for our executive officers and Directors. The Board and the Compensation Committee do not make decisions regarding an executive officer’s compensation in the presence of such executive officer. After the Compensation Committee analyzes compensation issues related to our Chief Executive Officer and other executive officers, it makes a recommendation to the Board’s independent Directors for determination by independent Directors in a vote in which only independent Directors participate.

The Compensation Committee has the power to form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittee such power and authority as the Compensation Committee may deem appropriate, provided it does not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee may consider the recommendations of our Chief Executive Officer in determining the level of compensation of the executive officers of the Company and its subsidiaries. The Compensation Committee has the authority to retain such independent consultants or advisers as it deems necessary and appropriate, including compensation consultants, to advise it with respect to amounts or forms of executive or Director compensation, and may rely on the integrity and advice of any such advisers. The Compensation Committee also has the sole authority to retain a compensation consultant to assist it in carrying out its responsibilities, including the sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by us, and to terminate any such consultant.

The Compensation Committee engaged Meridian Compensation Partners (“Meridian”) as its independent advisor beginning in 2024. Prior to their engagement, Meridian did not perform any services for the Company. The Compensation Committee considered independence factors under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and NYSE rules and concluded that the work performed by Meridian did not present any conflicts of interest. As requested by the Compensation Committee, from time-to-time Meridian has advised and consulted with the Compensation Committee on compensation issues, compensation design and trends, and has kept the Compensation Committee apprised of regulatory, legislative, and accounting developments and competitive practices related to executive compensation. Meridian reviews compensation levels, trends and practices at the discretion of the Compensation Committee. Meridian does not determine the exact amount or form of executive compensation for any executive officers. See “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis”. Meridian reports directly to the Compensation Committee, and a representative of Meridian, when requested, attends meetings of the Compensation Committee, is available to participate in executive sessions and communicates directly with the Compensation Committee Chair or its members outside of meetings. Meridian does no other work for the Company. The Compensation Committee annually reviews the work of Meridian.

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Corporate Governance Principles and Board Matters

Compensation Committee Interlocks and Insider Participation

During 2025, Messrs. Rodriguez and Schauerman and Mss. Wagner and Mashinski served on our Compensation Committee. No interlocking relationship exists between any member of our Board or any of our executive officers and any executive officer or member of the Board of Directors or Compensation Committee (or other Board Committee performing equivalent functions) of any other company, nor has any such interlocking relationship existed in the past.

Nominating and Corporate Governance Committee
Meetings: 4 Chair: Terry D. McCallister Other Members: Michael E. Ching Jose R. Rodriguez Patricia K. Wagner

Primary Role of this Committee:

The primary role of the Nominating and Corporate Governance Committee is to assist the Board by identifying individuals qualified to become Directors consistent with criteria established by the Board.

Key Responsibilities:

•

Evaluating the composition, size and governance of the Board and its Committees and making recommendations regarding future planning and the appointment of Directors to Committees of our Board

•

Administering a policy for evaluating and considering nominees for election to the Board

•

Supporting the succession planning and talent development for succession candidates

•

Reviewing succession plans and management development programs for members of executive management and the CEO and providing reports on the progress of the succession planning and management development to the Board

•

Overseeing the evaluation of our Board as a whole

•

Reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes

•

Developing and reviewing our Code of Conduct and assuring that it is appropriate for us

•

Overseeing the Company’s Corporate Responsibility matters

The members of the Nominating and Corporate Governance Committee are Messrs. McCallister (Chairman), Ching, and Rodriguez and Ms. Wagner. All of the members of the Nominating and Corporate Governance Committee meet the independence requirements of NYSE listing standards.

After the Nominating and Corporate Governance Committee identifies qualified individuals, it makes a recommendation to the Board’s independent Directors. Director nominees are selected by a majority of the Board’s independent Directors in a vote in which only independent Directors participate.

As part of their regular duties and responsibilities, the members of the Nominating and Corporate Governance Committee and the Board of Directors regularly engage in management succession planning efforts, evaluating potential successors for all levels of the management team including the CEO and other named executive officers.

2026 PROXY STATEMENT	PRIMORIS	33

Corporate Governance Principles and Board Matters

Strategy and Risk Committee
Meetings: 5 Chair: John P. Schauerman Other Members: Michael E. Ching Terry D. McCallister Harpreet Saluja

Primary Role of this Committee:

The primary role of the Strategy and Risk Committee is to oversee our financial policies, acquisition strategy, financial strategy and enterprise risk management function.

Key Responsibilities:

•

Reviewing the Company’s strategic plans related to acquisitions and divestitures, including capital structure, proposed methods of financing, and investment strategies

•

Considering and approving certain mergers, acquisitions, and divestitures by the Company

•

Monitoring ongoing activities in connection with certain acquisitions, dispositions, and investments

•

Tracking certain completed acquisitions and investments

•

Overseeing the Company’s enterprise risk management function

•

Overseeing the Company’s portfolio of businesses

34	PRIMORIS	2026 PROXY STATEMENT

Corporate Governance Principles and Board Matters

Board Role in Risk Oversight

The Board believes that having a system in place for risk management and implementing strategies responsive to our risk profile and exposures is the best way to identify in a timely manner specific material risks, but we can give no assurances that we will be able to identify or mitigate all possible risks in advance. The Company has a clear approach for identifying and mitigating information security risks and four Directors on the Board have information security experience. The Company has also entered into an information security risk insurance policy. While the Board has the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas:

Board of Directors

The Board oversees a Company-wide approach to the risk management function designed to enhance long-term shareholder value and support the achievement of long-term organizational objectives. The Board determines the appropriate level of risk for the Company, assesses the specific risks faced by the Company, and reviews the steps taken by the Company's leadership to manage those risks. The involvement of the Board in overseeing the Company's business strategy, both short-term and long-term, is a key part of its understanding of the Company's risks and how those risks may evolve in response to changes in strategy or business environment, and what constitutes an appropriate level of risk for the Company.

Management

While the Board is responsible for risk oversight, the day-to-day risk management is the responsibility of the operating management and executive officers. Our executive officers maintain a significant ownership interest which results in an increased level of awareness of the need of risk management and risk oversight for the long-term benefit of the Company.

Committees

Audit

Oversees risk relating to accounting matters, financial reporting, cybersecurity, legal and compliance risks. To assist in this risk oversight function, the Audit Committee obtains assistance from the following: (1) our Chief Financial Officer, who is responsible for accounting and financial reporting, (2) our Chief Information Officer, who is responsible for overseeing our cybersecurity risk management program, (3) our Chief Legal and Administrative Officer, who is responsible for the Company's third-party insurance programs and risk management, and (4) our independent registered public accounting firm. The Audit Committee meets periodically with management and the independent auditors to review financial exposures.

Compensation

Regularly reviews the Company's compensation policies and programs, as well as the mix and design of short-term and long-term compensation, to ensure that our compensation programs do not encourage unnecessary and excessive risk taking.

Nominating & Corporate Governance

Addresses risks associated with our Code of Conduct, including compliance with listing standards for independent Directors and Committee assignments. As necessary, the Committee chairman reports any risk-related matters to the full Board at Board meetings. The Nominating and Corporate Governance Committee also provides oversight with respect to succession planning for the Board, the CEO and other senior executives.

Strategy and Risk

Focuses on enterprise risk management and risks associated with prospective acquisitions, and divestitures, including capital structure, proposed methods of financing, and investment strategies.

Selection of Board Nominees

The Board believes that the Board, as a whole, should include individuals with a broad range of backgrounds and experience to give the Board both depth and breadth in the mix of skills represented for the benefit of our stockholders. The Board endeavors to have a group of Directors with significant industry knowledge and other relevant experience. Accordingly, the Board and the Nominating and Corporate Governance Committee consider the qualifications of Directors and Director nominees professional and educational background, skills, expertise, potential time commitment, and other criteria.

The Board and Nominating and Corporate Governance Committee also understand the importance of Board refreshment and aim to achieve a balance between the knowledge that comes from longer-term service on the Board with the new experience, ideas and energy that can come from adding Directors to the Board. The Board and Nominating and Corporate Governance Committee view the consistent focus on Board membership criteria, Board composition and size, as well as the anticipation of vacancies, to be integral parts of Board refreshment.

Our Corporate Governance Guidelines contain Board membership criteria that apply to current Directors as well as Board nominees. The Nominating and Corporate Governance Committee regularly evaluates the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If any vacancies are anticipated or arise, the

2026 PROXY STATEMENT	PRIMORIS	35

Corporate Governance Principles and Board Matters

Nominating and Corporate Governance Committee will consider Director candidates suggested by current Board members, management, third-party search firms and others. The Nominating and Corporate Governance Committee will also consider Director nominations by stockholders that are made in compliance with our bylaws. All applications, recommendations or proposed nominations for Board membership received by the Company will be referred to the Nominating and Corporate Governance Committee. The manner in which the qualifications of a nominee are evaluated does not differ if the nominee is recommended by a stockholder.

The Nominating and Corporate Governance Committee’s consideration of a candidate as a Director includes assessment of the individual’s understanding of our business, the individual’s professional and educational background, skills, expertise, potential time commitment, and other criteria established by the Nominating and Corporate Governance Committee from time to time. To provide such a contribution to us, a Director must generally possess one or more of the following, in addition to personal and professional integrity:

● Experience in corporate management;
● Experience in our industry;
● Experience as a Board member or officer of a publicly held company;
● Experience in financial and accounting matters;
● Broad range of expertise and experience in substantive matters related to our business; and
● Practical and mature business judgment.

The Nominating and Corporate Governance Committee has adopted procedures for evaluating the suitability of potential Director nominees, including qualifications for a “financial expert” and financially literate members for the Audit Committee.

The Nominating and Corporate Governance Committee will consider all stockholder recommendations for candidates for the Board, which should be sent to the Nominating and Corporate Governance Committee, c/o Secretary, Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201.

The Nominating and Corporate Governance Committee will evaluate recommendations for Director nominees submitted by Directors, management or qualifying stockholders in the same manner, by using the criteria stated above. All Directors and Director nominees will be required to submit a completed Directors’ and Officers’ questionnaire as part of the nominating process. At the discretion of the Nominating and Corporate Governance Committee, the process may also include interviews and additional background and reference checks for non-incumbent nominees.

Important Considerations in the Director Selection Process:

1. **Skillset**
We consider the overall composition of skills currently on the Board and how they complement one another.

2. **Board Refreshment**
We consider the importance of balancing new ideas and energy with the knowledge and experience that comes with tenure.

36	PRIMORIS	2026 PROXY STATEMENT

Corporate Governance Principles and Board Matters

Annual Board and Committee Evaluations

Primoris believes that regular Board evaluations are an instrumental component of building and maintaining a strong and effective Board. Each year, the Nominating and Corporate Governance Committee, together with the Company’s Corporate Secretary, coordinates the Board performance evaluations that assist the Board in determining whether the Board, its Committees, and each member of the Board are functioning effectively. This process also assists the Board in determining how it can improve its processes and effectiveness. These evaluations are conducted through a combination of formal and informal processes, including questionnaires which solicit open-ended and candid feedback on an anonymous basis. The collective ratings and comments are compiled, summarized and presented to the Board and its Committees and provide the Board valuable information on a range of topics, including new Director searches, Committee composition, and subject matter for continuing Board education.

Code of Conduct

The Company has a Code of Conduct that complies with the rules and regulations adopted by the SEC and NYSE listing standards and are applicable to all of our Directors, officers and employees. The Code of Conduct also includes a supplement with additional policies that are applicable to the CEO, CFO and all senior financial officers of the Company. The Code of Conduct is available on the Investor Relations/Governance section of our website at www.prim.com. We intend to post amendments to, or waivers under, if any, our Code of Conduct (to the extent applicable to our Directors or Chief Executive Officer, Principal Financial Officer, or Principal Accounting Officer) at this location on our website. Among other matters, this Code of Conduct is designed to promote:

● Honest and ethical conduct;
● Avoidance of conflicts of interest;
● Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;
● Compliance with applicable governmental laws and regulations and stock exchange rules;
● Prompt internal reporting of violations of the Code of Conduct to an appropriate person or persons identified in the Code of Conduct; and
● Accountability for adherence to the Code of Conduct.

Insider Trading Policy

We have an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to the Company and its personnel, including officers, directors, all other co-workers of the Company and its subsidiaries, and other covered persons (the “Insider Trading Policy”). We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Director Access to Officers, Employees, and Information

Directors have full and free access to officers, employees and the books and records of the Company. The Directors are expected to use their judgment to ensure that any such contact is not disruptive to the business operations of the Company. Non-Board member employees may be invited to attend all or portions of Board and/or Committee meetings.

Policy Regarding Director Attendance at Annual Meetings of Stockholders

Directors are strongly encouraged to attend our Annual Meetings of Stockholders. All the Directors were in attendance at the 2025 Annual Meeting.

2026 PROXY STATEMENT	PRIMORIS	37

Corporate Governance Principles and Board Matters

Communications with the Board of Directors

All interested parties (not just stockholders) may communicate with any of our Directors, either individually or as a group, by writing to them at Primoris Services Corporation, c/o Secretary, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201. Please specify to whom your correspondence should be directed. The Secretary will promptly forward all correspondence to the Board or any specific Committee member, as indicated in the correspondence, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as product-related or service-related inquiries, elsewhere within the Company for review and possible response.

Hiring Independent Advisors

The Board and each Board Committee has the full power and authority to hire, at the expense of the Company, independent financial, accounting, legal or other advisors, as necessary to fulfill their duties, without consulting or obtaining the approval of any officer of the Company, and the Company shall pay, or shall provide the Committee with, all funds necessary to engage and compensate such advisors. The decision to engage independent advisors must be made by the Board, or a Board Committee, and not by an individual Director or Directors.

38	PRIMORIS	2026 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board has adopted a written policy requiring review, approval and ratification of any material related party transaction, including those that would require disclosure under Item 404 of Regulation S-K, involving a “related person” (as defined in Item 404(a) of Regulation S-K, which includes security holders who beneficially own more than 5% of our Common Stock). All material related party transactions may be consummated and continued only if the Audit Committee has approved or ratified such transaction after a review of the relevant facts and circumstances and a determination that the terms to be obtained or consideration to be paid or received, as applicable, in connection with the transactions are comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s length transactions with independent third parties.

Since January 1, 2025, there have been no related party transactions that were required to be reported under the SEC’s related person transaction rules.

2026 PROXY STATEMENT	PRIMORIS	39

DIRECTOR COMPENSATION

Directors who are also employees of the Company do not receive additional compensation for serving as Directors. Compensation for employee Directors is determined by the Board’s Compensation Committee and is discussed further in the Compensation Discussion and Analysis section of this proxy.

Independent Directors of the Company receive the following compensation in connection with service as Directors:

●	Cash payments of $25,000 each quarter.
●	Common Stock with an approximate aggregate value of $37,500 each quarter. The Common Stock cannot be traded for a period of one year from the date of issuance. The number of shares is determined using the average of the closing prices of the Company’s Common Stock on principle listing exchange for the one-month period prior to the beginning of the quarter. The shares are issued pursuant to the Primoris 2023 Equity Incentive Plan, approved by the stockholders on May 3, 2023 (“2023 Equity Incentive Plan”).
●	Additional annual cash compensation as follows:
●	$120,000 to the Chairman of the Board;
●	$30,000 to the Lead Independent Director;
●	$20,000 to the Chairman of the Audit Committee; and
●	$15,000 to the non-employee chairman of any other Committees established by the Board of Directors.

In addition, Directors are reimbursed for expenses incurred in connection with Board and Board Committee meetings and assignments.

40	PRIMORIS	2026 PROXY STATEMENT

Director Compensation

The table below details the compensation earned by our non-employee Directors in 2025. Compensation for Koti Vadlamudi and David King is reported in the Summary Compensation Table below.

	Fees
	Earned or
	Paid in	Stock
Non-Employee Director	Cash	Awards(1)	Total
Michael E. Ching	$100,000	$158,864	$258,864
Stephen C. Cook	65,000	70,051	135,051
Carla S. Mashinski	120,000	158,864	278,864
Terry D. McCallister	130,000	158,864	288,864
Jose R. Rodriguez	107,500	158,864	266,364
Harpreet Saluja	50,000	88,813	138,813
John P. Schauerman	115,000	158,864	273,864
Patricia K. Wagner	107,500	158,864	266,364
1	Represents the aggregate grant date fair value of the shares of Common Stock issued to each of the non-employee Directors as compensation during 2025. The shares were issued under the 2023 Equity Incentive Plan and are subject to a one-year contractual holding requirement from the date of issuance. The Company has never issued stock options as Director compensation and there were no outstanding equity awards as of December 31, 2025.

2026 PROXY STATEMENT	PRIMORIS	41

STOCK OWNERSHIP

Security Ownership of 5% or Greater Stockholders, Directors, Director Nominees and Executive Officers

The following table sets forth information with respect to beneficial ownership of Common Stock for (a) those persons known by management of the Company to beneficially own 5% or more of our Common Stock (other than executives and Directors), (b) each Director and Director nominee, (c) the named executive officers listed in the Summary Compensation Table under “Executive Compensation”, and (d) all of our executive officers and Directors as a group. The information for the officers and Directors is provided as of March 9, 2026, and the information for 5% or more institutional stockholders is as of the most recent filing with the SEC as noted in the table below. The Company is not aware of any arrangement or pledge of Common Stock that could result in a change of control of the Company.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities

	Amount and
	Nature of	Percentage of
	Beneficial	Common Stock
Name	Ownership(1)	Outstanding(2)
5% or Greater Stockholders (other than executives and Directors):
Blackrock, Inc.(3)	7,932,231	14.7%
The Vanguard Group(4)	6,162,659	11.4%
Fuller & Thaler Asset Management, Inc.(5)	2,851,227	5.3%

Directors and Named Executive Officers:
Michael E. Ching	10,130	*
David L. King(6)	43,242	*
Carla S. Mashinski	21,824	*
Terry D. McCallister(7)	30,846	*
Jose R. Rodriguez	17,417	*
Harpreet Saluja	1,095	*
John P. Schauerman(8)	79,716	*
Patricia K. Wagner(9)	7,332	*
Kenneth M. Dodgen	101,479	*
Jeremy Kinch(10)	25,778	*
John M. Perisich(11)	163,314	*
Koti Vadlamudi	—	*
Thomas E. McCormick(12)	109,889	*
All Directors and executive officers as a group (13 individuals)	612,062	1.1%
*	Indicates beneficial ownership of less than one percent of total outstanding Common Stock.
[1]

This table lists voting securities, including shares held of record, shares held by a bank, broker or nominee for the person’s interest and shares held through family trust arrangements. Unless otherwise indicated and subject to community property laws where applicable, the named executive officers and Directors named in the table above have sole voting and investment power with respect to all shares of our stock shown as beneficially owned by them.

[2]

For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group plus the number of shares of Common Stock that such person or group has the right to acquire on or within 60 days after March 9, 2026 divided by the sum of the 54,231,528 shares of Common Stock outstanding on March 9, 2026, plus the number of shares of Common Stock that such person or group has the right to acquire on or within 60 days after March 9, 2026.

42	PRIMORIS	2026 PROXY STATEMENT

Stock Ownership

[3]

Based on information set forth in the Schedule 13G/A filed with the SEC on January 8, 2026, by BlackRock, Inc., which has sole voting power over 7,828,630 shares and sole dispositive power over 7,932,231 shares. The principal business address of Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001

[4]

Based on information set forth in the Schedule 13G/A filed with the SEC on November 12, 2024, by The Vanguard Group, which has shared voting power over 94,003 shares, sole dispositive power over 6,006,305 shares, and shared dispositive power over 156,354 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

[5]

Based on information set forth in the Schedule 13G filed with the SEC on September 5, 2025 by Fuller & Thaler Asset Management, Inc. which has sole voting power over 2,806,052 shares, and sole dispositive power over 2,851,227 shares. The principal business address of Fuller & Thaler Asset Management, Inc.. is 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

[6]	Includes 21,774 Restricted Stock Units that will vest on April 1, 2026.
[7]	Includes 10,000 shares of Common Stock owned directly by the Terry D. McCallister Trust, and indirectly by Terry D. McCallister, as trustee of the trust.
[8]	Includes 74,466 shares of Common Stock owned directly by the John P. Schauerman & Claudia H. Schauerman Family Trust, and indirectly by John P. Schauerman, as trustee of the trust.
[9]	Includes 4,495 shares of Common Stock owned directly by the Wagner Family Trust, and indirectly by Patricia K. Wagner, as trustee of the trust.
[10]	Includes 25,534 shares of Common Stock owned directly by the Kinch Family Trust, and indirectly by Jeremy Kinch, as trustee of the trust and 244 Restricted Stock Units that will vest on April 1, 2026.
[11]	Includes 133,607 shares of Common Stock owned directly by the Perisich Family Trust, and indirectly by John M. Perisich, as trustee of the trust.
[12]

The Company and Mr. McCormick entered into a mutual agreement of separation effective March 20, 2025. The Company has no information regarding his Common Stock ownership as of March 9, 2026. Accordingly, information regarding number of shares of Common Stock owned is presented as of the date of Mr. McCormick’s separation.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our officers, Directors and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in ownership with the SEC.

As of the date of this Proxy Statement and based solely on our review of the copies of such reports furnished to us and written representations from our executive officers and Directors, we believe that all reports needed to be filed by current Section 16 reporting persons since January 1, 2025, were filed on a timely basis other than the following delayed filings: one Form 3 for Mr. Kinch; two Form 4s for Mr. Stricker covering the conversion of restricted stock and a grant of restricted stock; one Form 4 for Mr. Vadlamudi covering a grant of restricted stock; and one Form 4 for Mr. Schauerman covering a common stock disposition.

2026 PROXY STATEMENT	PRIMORIS	43

INFORMATION ABOUT AUDIT FEES AND SERVICES

Independent Registered Public Accounting Firm Fees and Services

Effective June 3, 2025, the Company’s independent registered public accounting firm, Moss Adams LLP, merged with Baker Tilly US, LLP, with the combined audit practices operating collectively as Baker Tilly US, LLP. The following is a summary of the fees billed for professional services for the fiscal years ended December 31, 2025, and 2024:

Fee Category	2025 Fees	2024 Fees
Audit Fees(1)	$2,279,744	$2,194,271
Audit Related Fees(2)	34,000	110,000
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$2,313,744	$2,304,271
[1]

Fees for audit services billed for each of the last two fiscal years consist of the fees associated with the annual audit and reviews of our Quarterly Reports on Form 10-Q, as well as out-of-pocket expenses incurred in the performance of audit services.

[2]	Audit related fees billed in each of the last two fiscal years include fees for proxy filings, registration statements, employee benefit plan audit, and standalone audits for Primoris subsidiaries.
[3]	Tax fees billed in each of the last two fiscal years include professional services rendered for tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures regarding the pre-approval of the performance by Baker Tilly US, LLP of audit, audit-related and tax services, except as may otherwise be permitted by law or regulation. Baker Tilly US, LLP has also been instructed to obtain advance approval of any other services. Each pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Baker Tilly US, LLP and management are required to periodically report to the Audit Committee regarding the services provided by the independent auditors in accordance with this pre-approval. All services listed above and all fees were approved in advance by the Audit Committee.

Changes in Independent Registered Public Accounting Firm

On June 3, 2025, the Company was notified that Moss Adams LLP (“Moss Adams"), the Company’s previous independent registered public accounting firm, merged with Baker Tilly US, LLP effective on June 3, 2025. The combined audit practices operate as Baker Tilly US, LLP (“Baker Tilly”). In connection with the notification of the merger, Moss Adams resigned as the auditors of the Company and the Audit Committee of the Company’s Board of Directors approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm effective June 3, 2025.

The audit reports of Moss Adams on the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023, and for each of the three-years in the period ended December 31, 2024, and internal control over financial reporting as of December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

44	PRIMORIS	2026 PROXY STATEMENT

Information About Audit Fees and Services

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, there were no (a) disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, neither the Company, nor anyone on its behalf, consulted with Baker Tilly regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company previously provided Moss Adams with a copy of the above disclosures as included in our Current Report on Form 8-K filed with the SEC on June 4, 2025, and requested that Moss Adams furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of Moss Adams’ letter to the Commission, dated June 3, 2025, is filed as Exhibit 16.1 to that Form 8-K and is incorporated herein by reference.

2026 PROXY STATEMENT	PRIMORIS	45

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference.

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, (ii) the independent registered public accounting firm’s qualifications, independence and performance, (iii) our accounting and financial reporting processes, (iv) our compliance with financial, legal and regulatory requirements, and (v) the audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee.

Management has the primary responsibility for the preparation of the financial statements and the reporting process, as well as performing an evaluation and assessment of the effectiveness of the Company’s internal control over financial reporting using the control criteria framework of the Committee of Sponsoring Organizations of the Treadway Commission (COSO 2013). Our management has represented to the Audit Committee that the consolidated financial statements for the fiscal year ended December 31, 2025, were prepared in accordance with generally accepted accounting principles and that the Company’s internal control over financial reporting was effective as of December 31, 2025. In addition to its review and discussion with management of the audited consolidated financial statements and in the performance of its oversight function over internal controls, the Audit Committee reviewed and discussed with management the critical accounting policies that were applied in the preparation of our consolidated financial statements, and the process for certifications by our Chief Executive Officer and our Chief Financial Officer.

Our independent registered public accounting firm is responsible for auditing the consolidated financial statements for the fiscal year ended December 31, 2025, and issuing an opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025. The Audit Committee discussed the results of the work of the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Securities and Exchange Commission and the Public Company Accounting Oversight Board (“PCAOB”), including PCAOB AS 1301 (Communications with Audit Committees). In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. The Audit Committee also evaluated whether the independent registered public accounting firm’s provision of non-audit services to us was compatible with the auditor’s independence and determined it was compatible. The members of the Audit Committee met in executive session (with no management in attendance) with the independent registered public accounting firm each quarter during the year.

The Board determined that the Audit Committee members meet the independence requirements of Rule 10A-3 of the Exchange Act and applicable NYSE independence rules.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Audit Committee
Carla S. Mashinski (Chair)
Michael E. Ching
Jose R. Rodriguez

Harpreet Saluja

46	PRIMORIS	2026 PROXY STATEMENT

EXECUTIVE LEADERSHIP

The executive officers of Primoris as of March 9, 2026, are as follows:

See “Proposal 1 – Election of Directors” for a description of Mr. Vadlamudi’s (President and Chief Executive Officer) business experience.

Kenneth M. Dodgen Executive Vice President, Chief Financial Officer (CFO) Age: 60

Mr. Dodgen has served as our Executive Vice President, Chief Financial Officer since November 2018. He previously served as our Senior Vice President and Corporate Controller since May 2017. Mr. Dodgen has over 35 years of experience in finance and accounting across many different industries including construction, power generation, technology, energy and power marketing. Prior to joining the Company, Mr. Dodgen served as Chief Financial Officer at Baker Hill Solutions from 2016 to 2017, Chief Financial Officer at PLH Group, Inc. from 2011 to 2015, and Chief Financial Officer at Fulcrum Power Services from 2006 to 2011. From 1996 to 2006, Mr. Dodgen spent ten years in investment banking with JPMorgan and Merrill Lynch where he focused predominantly on mergers and acquisitions. Prior to investment banking, Mr. Dodgen worked for Affiliated Computer Services in Dallas, and he began his career at PricewaterhouseCoopers. Mr. Dodgen received a B.B.A. in Accounting from Texas A&M University and an M.B.A. from the Booth School of Business at The University of Chicago. He is a licensed CPA.

John M. Perisich Executive Vice President, Chief Legal and Administrative Officer and Secretary Age: 61

Mr. Perisich has served as our Executive Vice President and Chief Legal and Administrative Officer since March 2024 and previously served as our Executive Vice President and Chief Legal Officer since May 2013. He previously served as our Senior Vice President and General Counsel from July 2008. Prior to that, he served as Vice President and General Counsel of Primoris Corporation beginning in February 2006, and previous to that was Vice President and General Counsel of Primoris Corporation and its predecessor, ARB, Inc. Mr. Perisich joined ARB in 1995. Prior to joining ARB, Mr. Perisich practiced law at Klein, Wegis, a full-service law firm based in Bakersfield, California. He received a B.A. degree from UCLA in 1987, and a J.D. from the University of Santa Clara in 1991.

2026 PROXY STATEMENT	PRIMORIS	47

Executive Leadership

Jeremy Kinch Executive Vice President, Chief Operating Officer Age: 52

Mr. Kinch has served as our Chief Operating Officer since March 2025 and previously served as our Chief Operations Support Officer from January to March 2025 and as our President of Energy from January 2021 to January 2025. Prior to that, he served as our President of Industrial, Fabrication and Maintenance from June 2020 to December 2020 and President of Primoris Canada from June 2018 to May 2020. Mr. Kinch has over 25 years’ experience in the infrastructure construction services industry in the United States and Canada. Prior to joining the Company, Mr. Kinch served in diverse roles of increasing responsibility culminating in serving as president and chief operating officer of Willbros Canada, a subsidiary of Willbros Group, Inc., until the Company’s acquisition of Willbros in 2018. Leading up to his tenure with Willbros Group, Inc., Mr. Kinch served in a variety of technical and leadership roles on mining, hydropower and municipal infrastructure construction projects. He holds a Bachelor of Science degree in Geological Engineering from Queen’s University in Kingston, Ontario, Canada.

48	PRIMORIS	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section discusses the oversight of our executive compensation program by the Compensation Committee of the Board of Directors and provides a discussion of the compensation provided in 2025 to our named executive officers (“NEOs”). Our NEOs for 2025 included the following:

Koti Vadlamudi	Kenneth M. Dodgen	John M. Perisich	Jeremy Kinch
President and Chief Executive Officer (CEO)	Executive Vice President, Chief Financial Officer (CFO)	Executive Vice President, Chief Legal and Administrative Officer and Secretary	Executive Vice President, Chief Operating Officer (COO)

Thomas E. McCormick	David L. King
Former President and Chief Executive Officer (CEO)	Former Interim President and Chief Executive Officer (CEO)

Overview

Our management compensation programs apply broadly to all officers and management persons at the Company with modifications to reflect the different management levels, experience levels, and types and breadth of responsibilities. The Company’s goal is to align compensation so that the entire management team is committed to the Company’s corporate objectives of achieving both near- and long-term profitable growth.

In 2023, the Compensation Committee implemented an all-cash Annual Incentive Plan (“AIP”) along with an equity based Long-Term Incentive Plan (“LTIP”). The AIP provides for an annual incentive calculation that is based on Company performance metrics and is paid in cash. The LTIP provides for an annual grant of equity awards. The first grant under the LTIP occurred in March 2023. We believe this incentive structure will further enhance value for our stockholders.

2026 PROXY STATEMENT	PRIMORIS	49

Executive Compensation

Shareholder “Say-on-Pay” Vote

At our Annual Meeting of Stockholders in May 2025, 88.3% of votes cast on our advisory vote on executive compensation (“say-on-pay proposal”) were voted in favor of the proposal, which our Compensation Committee has considered in designing and granting compensation to our NEOs. Consistent with the vote of our shareholders at our 2023 Annual Meeting on the proposed frequency for seeking advisory votes on executive compensation, we submit a say-on-pay proposal to a shareholder vote every year.

50	PRIMORIS	2026 PROXY STATEMENT

Executive Compensation

Compensation Philosophy

Our goal is to create an executive compensation program that will appropriately reward our executives for their roles in creating both near-term and long-term value for our stockholders without encouraging or rewarding excessive risk.

The Compensation Committee is charged with reviewing our executive officers’ cash and equity compensation to determine whether these provide adequate incentives and motivation to our executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies within our industry in light of our performance. Our goal is to be competitive with other similarly situated companies in our industry and to attract, retain and motivate key executives.

2026 PROXY STATEMENT	PRIMORIS	51

Executive Compensation

Processes and Procedures for Determining Executive Compensation

The following describes the roles of the key participants and sources of information in the process of setting compensation.

Role of the Compensation Committee

The Compensation Committee reviews and approves compensation and benefit policies and objectives, and determines whether our officers, Directors and employees are generally compensated in accordance with these objectives and carries out certain of the Board’s responsibilities relating to the compensation of our executives. The Compensation Committee operates under a charter approved by the Board. All of the Compensation Committee members meet NYSE independence standards and are “Non-employee Directors” as defined by the Exchange Act.

For our executives’ compensation, the Compensation Committee approves the structure of the compensation program. In addition, the Compensation Committee, in coordination with the recommendations by the CEO (excluding his own), directly sets the compensation for the Company’s senior officers, including all NEOs. The Compensation Committee is involved in all matters where approval is appropriate for tax or regulatory reasons.

Role of Board of Directors

The Board provides final approval of Compensation Committee compensation changes for the executive officers. This approval is obtained at an independent Director session without the presence of management Directors.

Role of External Advisor

The Compensation Committee engages Meridian as an independent consulting resource as needed to help it with its responsibilities. When requested, information and advice provided by Meridian may include reviews and critique of our executive compensation philosophy and strategies; a competitive analyses of competition program design; and presentations to update market trends. Meridian attends Compensation Committee meetings as requested by the Compensation Committee and conducts private meetings with the Compensation Committee without management representatives at the Committee’s request.

Role of Executives

Our CEO is responsible for reviewing the compensation and performance of all the executive officers, other than himself. He makes recommendations to the Compensation Committee for adjustments in compensation and for any other compensation changes. The Compensation Committee uses the CEO’s recommendations and its evaluation of current individual and business performance and historical individual and business performance to review and approve adjustments in compensation. Our CEO is not present during and does not participate in the discussion of any elements of his compensation with the Compensation Committee.

Our CFO, Chief Human Resources Officer, and other Senior Leaders facilitate the sharing of information among the Company, the compensation consultant and the Compensation Committee. In this role, the Leaders communicate with the compensation consultant at the direction of the Compensation Committee.

Role of Benchmarking

We believe that it is helpful when making compensation-related decisions to be aware of current practices and pay levels at similarly situated publicly held companies in engineering, construction, and related industries. In July 2025, the Compensation Committee approved a compensation peer group comprised of 15 publicly traded companies (Aecom, Inc., Ameresco, Inc., APi Group Corporation, Arcosa, Inc., Centuri Holdings, Inc., Comfort Systems USA, Inc., Dycom Industries, Inc., EMCOR Group, Inc., Everus Construction Group, Inc., Fluor Corporation, Granite Construction, Inc., IES Holding, Inc., MasTec, Inc., MYR Group, Inc., and Valmont Industries, Inc.). In determining 2025 pay levels for the NEOs, the Compensation Committee reviewed pay data at the 25th, 50th and 75th percentiles for the compensation peer group as well as broader survey data from Aon-Radford, Willis Towers Watson and Mercer. However, the Compensation Committee takes a holistic approach that, in addition to external benchmarking, also considers input from their independent advisor (Meridian), recommendations from our CEO (excluding his own compensation), each executive’s individual performance, the overall Company performance and our compensation strategy. For our NEOs, including the CEO, the Compensation Committee recommends any pay changes to the full Board of Directors for formal approval.

52	PRIMORIS	2026 PROXY STATEMENT

Executive Compensation

Components of NEO Compensation

The primary elements of our current compensation and benefits programs for our NEOs are summarized in the table below. Each component has a critical role in motivating and rewarding strong performance and retaining the NEOs who deliver such performance.

Compensation Element	Performance/Payment Criteria	Purpose
Base Salary Cash	● Individual performance; ● Specific role and responsibilities; and ● Experience in the role	● To provide a fixed level of cash compensation; and ● To attract and retain key executives
Annual Incentive Plan Cash	Total award is based on the achievement of performance targets established by the Compensation Committee related to: ● Adjusted EBITDA; ● New Business Generated; ● Cash Management; and ● Safety Performance
●
To provide incentives to achieve annual financial and operational performance targets, which focus on profitable growth and safe execution;
●
To reward achievement of those targets; and
●
To attract and retain key executives

Long-Term Incentive Plan Performance Stock Units (“PSUs”) Restricted Stock Units (“RSUs”)
●
PSUs vest over three years, subject to continued service, and are tied to the achievement of performance targets related to (i) Net Income and (ii) Operating Margin, in each case established by the Compensation Committee
●
RSUs vest over three years, subject to continued service
● To incentivize achievement of our long-term financial performance targets; ● To attract and retain key executives; and ● To align executive and stockholder interests
Retirement Benefits 401(k) Matching		● To provide a competitive compensation package
Non-Qualified Deferred Compensation Plan
Perquisites Healthcare Benefits Auto Allowance Aircraft Usage		● To maintain the health and safety of executives; and ● To provide a competitive compensation package

2026 PROXY STATEMENT	PRIMORIS	53

Executive Compensation

Compensation Committee Pay Decisions

Base Salary Amounts

In accordance with Company practices, base salaries for employees are reviewed annually. For the NEOs, with the exception of the CEO, the Compensation Committee reviewed the recommendations from Mr. McCormick at the time of the annual reviews. The following table shows changes approved by the Board, effective February 24, 2025:

Name	2025 Base Salary	2024 Base Salary	Percentage Increase
Koti Vadlamudi	$1,000,000	$—	—
Kenneth M. Dodgen	618,832	577,200	7.2%
John M. Perisich	639,400	580,000	10.2%
Jeremy Kinch	600,000	530,000	13.2%
David L. King	950,000	—	—
Thomas E. McCormick	973,000	936,000	4.0%

Annual Incentive Plan

The Company’s Annual Incentive Plan (“AIP”) for senior leadership and executives is designed to provide annual awards payable in cash.

An eligible NEO that begins employment during the performance year will generally be prorated for their first year based on their date of hire, unless otherwise determined by the CEO and with the approval of the Compensation Committee. Generally, a NEO must be employed by the Company on the date any cash incentive compensation is paid. Otherwise, the NEO forfeits any and all rights to such compensation unless contractual provisions entitle the NEO to a full or pro-rated amount or otherwise as determined by the CEO (other than with respect to himself) and with approval of the Compensation Committee.

Measurable Performance Awards

The measurable performance award for each NEO under the AIP is calculated as a percentage of such NEO’s base salary earned during the year (the “AIP Target”), which is then multiplied by the weighted achievement percentage associated with the Company performance metrics, as set forth in the following calculation:

AIP Target Amount
60%
Adjusted EBITDA Component
Achievement Percentage
Adjusted EBITDA Component Payout
15%
New Business Generated Component
Achievement Percentage
New Business Generated Component Payout
15%
Cash Management Component
Achievement Percentage
Cash Management Component Payout
10%
Safety Performance Component
Achievement Percentage
Safety Performance Component Payout
Total AIP Measurable Award Payout

54	PRIMORIS	2026 PROXY STATEMENT

Executive Compensation

The Compensation Committee established the following AIP Targets for each NEO for the 2025 performance year:

			AIP Target
Name	Base Salary Earned		(% of Base Salary)	AIP Target Amount
Koti Vadlamudi(1)	$	N/A	N/A %	$	N/A
Kenneth M. Dodgen		596,667	100		596,667
John M. Perisich		608,489	100		608,489
Jeremy Kinch		589,000	100		589,000
David L. King(1)		N/A	N/A		N/A
Thomas E. McCormick(2)		973,000	120		246,329
1	Mr. Vadlamudi and Mr. King were not eligible for AIP in 2025.
2	Mr. McCormick’s 2025 AIP target bonus was prorated based on the terms of his separation agreement.

Adjusted EBITDA Component

The Adjusted EBITDA Component of the AIP is based on annual Adjusted EBITDA, which is equal to net income (loss) before interest, income taxes, depreciation and amortization, as further adjusted for certain items, including (i) non‐cash stock‐based compensation expense; (ii) transaction/integration and related costs; (iii) asset impairment charges; (iv) severance and restructuring changes; (v) change in fair value of contingent consideration liabilities; and (vi) selected (gains) charges that are unusual or non-recurring. A payout occurs only if actual Adjusted EBITDA is greater than the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2025 performance year, NEOs could earn awards for this component of the AIP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):

If Adjusted EBITDA is (in millions)	% of Target	Achievement %
Below $382.2 (threshold)	Less than 85%	0%
$382.2	85%	25%
$449.7 (target)	100%	100%
At or above $494.7 (maximum)	110%	200%

For the 2025 performance year, the Compensation Committee established a target AIP Adjusted EBITDA of $449.7 million. The Compensation Committee concluded that actual AIP Adjusted EBITDA for the performance year was $531.1, which represents approximately 118.1% of the target and an achievement percentage of 200.0%.

The following table details the achievement associated with the AIP Net Income component:

	AIP Target	AIP Adjusted EBITDA	Achievement	AIP Adjusted EBITDA
Name	Amount	Component	Percentage	Award Achieved(1)
Kenneth M. Dodgen	$ 596,667	60%	200%	$ 716,000
John M. Perisich	608,489	60	200	730,186
Jeremy Kinch	589,000	60	200	706,800
Thomas E. McCormick	246,329	60	200	295,595
[1]	Calculations may not be exact due to the rounding of the achievement percentage input used in the calculation.

2026 PROXY STATEMENT	PRIMORIS	55

Executive Compensation

New Business Generated Component

The New Business Generated Component of the AIP measures the amount of new business the Company has generated in the plan year. A payout occurs only if actual new business generated is greater than the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2025 performance year, NEOs could earn awards for this component of the AIP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):

If New Business Taken is (in millions)(1)	% of Target	Achievement %
Below $5,559.5 (threshold)	Less than 85%	0%
$5,559.5	85%	25%
$6,540.6 (target)	100%	100%
At or above $7,194.6 (maximum)	Greater than 110%	200%
[1]	Sum of new contracts executed where scope is adequately defined, and revenue generated under contracts where scope is not adequately defined during the plan year.

For the 2025 performance year, the Compensation Committee established a target AIP New Business Generated of $6,540.6 million. The Compensation Committee concluded that actual AIP New Business Generated for the performance year was $7,251.2 million, which represents approximately 110.9% of the target and an achievement percentage of 200.0%.

The following table details the achievement associated with the AIP New Business Generated component:

			AIP New			AIP New
			Business			Business
	AIP Target		Generated		Achievement	Generated
Name	Amount	a	Component	a	Percentage	Award Achieved(1)
Kenneth M. Dodgen	$ 596,667		15%		200%	$ 179,000
John M. Perisich	608,489		15		200	182,547
Jeremy Kinch	589,000		15		200	176,700
Thomas E. McCormick	246,329		15		200	73,899
[1]	Calculations may not be exact due to the rounding of the achievement percentage input used in the calculation.

56	PRIMORIS	2026 PROXY STATEMENT

Executive Compensation

Cash Management Component

The Cash Management Component of the AIP signifies the ability of the Company to manage cash during the 2025 plan year. A payout occurs only if actual cash management is better than the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2025 performance year, NEOs could earn awards for this component of the AIP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):

If Cash Management is (in days)(1)	% of Target	Achievement %
Above 70.0 (threshold)	Greater than 116.7%	0%
70.0	116.7%	25%
60.0 (target)	100%	100%
At or below 50.0 (maximum)	Less than 83.3%	200%
[1]

Cash management is measured as the average days of accounts receivable outstanding plus the average days of unbilled contract revenue outstanding less the average days of deferred contract revenue outstanding.

For the 2025 performance year, the Compensation Committee established a target AIP Cash Management of 60 days. The Compensation Committee concluded that actual AIP Cash Management for the performance year was 42 days, which represents approximately 70.0% of the target and an achievement percentage of 200.0%.

The following table details the achievement associated with the AIP Cash Management component:

		AIP Cash		AIP Cash
	AIP Target	Management	Achievement	Management
Name	Amount	Component	Percentage	Award Achieved(1)
Kenneth M. Dodgen	$ 596,667	15%	200%	$ 179,000
John M. Perisich	608,489	15	200	182,547
Jeremy Kinch	589,000	15	200	176,700
Thomas E. McCormick	246,329	15	200	73,899
[1]	Calculations may not be exact due to the rounding of the achievement percentage input used in the calculation.

2026 PROXY STATEMENT	PRIMORIS	57

Executive Compensation

Safety Performance Component

The final component of the AIP is based on the Company’s achievement of measurable safety performance goals. Performance with respect to this component is measured by the Company’s consolidated total recordable incident rate (“TRIR”) for the performance year. A payout occurs only if actual TRIR is below the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2025 performance year, NEOs could earn awards for this component of the AIP as follows (when performance falls between the designated payout points below the threshold amount, the awards are determined by interpolation):

If TRIR is(1)	% of Target	Achievement %
Above 0.60 (threshold)	Greater than 120%	0%
0.60	120%	25%
0.50 (target)	100%	100%
Below 0.45 (maximum)	Less than 90%	200%
[1]	TRIR is defined as the number of work injuries in the performance year multiplied by 200,000 divided by reportable hours worked.

For the 2025 performance year, the Compensation Committee established a target AIP TRIR of 0.50. The Compensation Committee concluded that actual AIP TRIR for the performance year was 0.50, which represents 100.0% of the target and an achievement percentage of 100.0%.

The following table details the achievement associated with the AIP Safety component:

	AIP Target	AIP Safety	Achievement	AIP Safety
Name	Amount	Component	Percentage	Award Achieved(1)
Kenneth M. Dodgen	$ 596,667	10%	100%	$ 59,667
John M. Perisich	608,489	10	100	60,849
Jeremy Kinch	589,000	10	100	58,900
Thomas E. McCormick	246,329	10	100	24,633
[1]	Calculations may not be exact due to the rounding of the achievement percentage input used in the calculation.

58	PRIMORIS	2026 PROXY STATEMENT

Executive Compensation

Aggregate Annual Incentive Plan Award

Based on the performance described above for the 2025 performance year, the following table details the actual payouts under the AIP.

	AIP Target	Net AIP Award Earned
Name	Amount	Amount	% of Target
Kenneth M. Dodgen	$ 596,667	$ 1,133,667	190.0%
John M. Perisich	608,489	1,156,128	190.0
Jeremy Kinch	589,000	1,119,100	190.0
Thomas E. McCormick	246,329	468,025	190.0

Long-Term Incentive Plan (“LTIP”)

The LTIP for senior leadership is designed to provide our NEOs with long-term incentive awards payable in equity. Targets are reviewed and set by the Compensation Committee. In connection with the new LTIP design, the 2023 award values approved by the Compensation Committee included both annual and transition components. This approach was intended to be a one-time occurrence and, in 2024 and 2025, LTIP award values were based on the annual component only. As performance periods are completed, we discuss the achievement and any payouts, along with retroactively disclosing the targets for the metrics that do not cause competitive harm, after the relevant portion of the LTIP awards vest.

In 2023, 75% of the equity granted was in the form of PSUs and 25% was in the form of RSUs. RSUs vest over three years in increments of 25% after year one, 25% after year two and 50% after year three. PSUs for the 2023 plan year are eligible to vest over three years in increments of 25% after year one, 25% after year two and 50% after year three. Actual vested shares under PSU awards for any vesting year are determined by performance for that year against metrics as outlined below. The Compensation Committee approved, for the 2023 plan year only, the PSU vesting schedule to be ratable with the aim to effectively transition participation from our previous incentive compensation plan. For 2024 and beyond, 65% of the equity granted was in the form of PSUs and 35% was in the form of RSUs. RSUs vest over three years in increments of 25% after year one, 25% after year two and 50% after year three and 100% of the PSUs will cliff vest after year three.

The table below represents the number of PSUs and RSUs granted under the LTIP program in 2025:

	Total Grant	PSUs Granted	RSUs Granted
Name	(in units at target)	(in units at target)	(in units)
Kenneth M. Dodgen	12,842	8,347	4,495
John M. Perisich	16,342	10,622	5,720
Jeremy Kinch	14,496	9,421	5,075
Thomas E. McCormick	36,259	23,569	12,690

2026 PROXY STATEMENT	PRIMORIS	59

Executive Compensation

The following is the calculation of the shares vesting based on the 2025 performance period:

Cumulative Net Income Component

The Net Income Component of the LTIP is based on cumulative net income. Vesting occurs only if actual cumulative net income is greater than the threshold amount and payout under this component is subject to a maximum achievement percentage. For Messrs. Dodgen and Perisich, 100% of the performance scale adopted by the Compensation Committee was based on total Company performance at the time of grant. For Mr. Kinch, 50% of the performance scale was based on total Company performance and 50% of the performance scale was based on the specific business he was responsible for at the time of grant. Based on the performance scale adopted by the Compensation Committee for the 2025 performance year, NEOs could earn PSU awards for this component of the LTIP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation).

Awards based on total Company results are as follows:

If Net Income is (in millions)	% of Target	Achievement %
Below $278.6 (threshold)	Less than 75%	0%
$278.6	75%	25%
$371.5 (target)	100%	100%
At or above $445.8 (maximum)	120%	200%

Awards based on Mr. Kinch’s specific business results are as follows:

If Net Income is (in millions)	% of Target	Achievement %
Below $114.2 (threshold)	Less than 75%	0%
$114.2	75%	25%
$152.3 (target)	100%	100%
At or above $182.8 (maximum)	120%	200%

For the 2025 performance year, the Compensation Committee established a target LTIP Total Company Cumulative Net Income of $371.5 million. The Compensation Committee concluded that actual Total Company Cumulative Net Income for the performance year was $581.3 million, which represents approximately 156.5% of the target and an achievement percentage of 200.0%.

For the 2025 performance year, the Compensation Committee established a target LTIP Cumulative Net Income for Mr. Kinch’s specific business of $152.3 million. The Compensation Committee concluded that actual Cumulative Net Income for Mr. Kinch’s specific business for the performance year was $322.2 million, which represents approximately 211.6% of the target and an achievement percentage of 200.0%.

The following table details the actual payouts associated with the LTIP Cumulative Net Income component which were paid to our NEOs in shares of Primoris common stock after completion of the performance period ended December 31, 2025:

		LTIP Cumulative
	LTIP PSU Target	Net Income	Achievement	LTIP PSU
Name	Shares	Component	Percentage	Shares Earned(1)
Kenneth M. Dodgen	22,364	70%	200%	31,310
John M. Perisich	25,159	70%	200%	35,224
Jeremy Kinch (2)	5,182	70%	200%	7,256
Jeremy Kinch (3)	5,181	70%	200%	7,254
1	Calculations may not be exact due to the rounding of the achievement percentage input used in the calculation.
2	Represents PSUs measured based on total Company performance.
3	Represents PSUs measured based on Mr. Kinch’s specific business performance.

60	PRIMORIS	2026 PROXY STATEMENT

Executive Compensation

Operating Margin Percentage Component

The Operating Margin Percentage of the LTIP is based on the annual operating margin percentage. A vesting occurs only if actual operating margin percentage is greater than the threshold amount and payout under this component is subject to a maximum achievement percentage. For Messrs. Dodgen and Perisich, 100% of the performance scale adopted by the Compensation Committee was based on total Company performance at the time of grant. For Mr. Kinch, 50% of the performance scale was based on total Company performance and 50% of the performance scale was based on the specific business he was responsible for at the time of grant. Based on the performance scale adopted by the Compensation Committee for the 2025 performance year, NEOs could earn PSU awards for this component of the LTIP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):

Awards based on total Company and Mr. Kinch’s specific business results are as follows:

If Operating Margin is	% of Target	Achievement %
Below 3.60% (threshold)	Less than 75%	0%
3.60%	75%	25%
4.80% (target)	100%	100%
At or above 5.76% (maximum)	120%	200%

For the 2025 performance year, the Compensation Committee established a target LTIP Total Company Operating Margin Percentage of 4.8%. The Compensation Committee concluded that actual Total Company Operating Margin Percentage for the performance year was 5.5%, which represents approximately 114.4% of the target and an achievement percentage of 171.9%.

For the 2025 performance year, the Compensation Committee established a target LTIP Operating Margin Percentage for Mr. Kinch’s specific business of 4.8%. The Compensation Committee concluded that actual Operating Margin Percentage for Mr. Kinch’s specific business for the performance year was 7.4%, which represents approximately 154.4% of the target and an achievement percentage of 200.0%.

The following table details the actual payouts associated with the Operating Margin Percentage component which were paid to our NEOs in shares of Primoris common stock after completion of the performance period ended December 31, 2025:

		LTIP Operating
		Margin
	LTIP PSU Target	Percentage	Achievement	LTIP PSU
Name	Shares	Component	Percentage	Shares Earned(1)
Kenneth M. Dodgen	22,364	30%	171.9%	11,532
John M. Perisich	25,159	30%	171.9%	12,973
Jeremy Kinch (2)	5,182	30%	171.9%	2,672
Jeremy Kinch (3)	5,181	30%	200%	3,108
1	Calculations may not be exact due to the rounding of the achievement percentage input used in the calculation.
2	Represents PSUs measured on total Company performance.
3	Represents PSUs measured on Mr. Kinch’s specific business performance.

2026 PROXY STATEMENT	PRIMORIS	61

Executive Compensation

Other Compensation Items

Stock Ownership Guidelines

In October 2024, our Nominating and Corporate Governance Committee established minimum stock ownership guidelines for executive officers, with the goal of promoting equity ownership and aligning our executive officers’ interests with our stockholders. The ownership guidelines are currently established at the following minimum levels:

Name	Guideline
Chief Executive Officer	5x base salary
Other Executive Officers	3x base salary

Officers will have five years from adoption of these stock ownership guidelines or five years from the date of hiring or promotion to acquire the shares needed to meet the stock ownership guidelines. The Company’s Secretary will evaluate compliance on an annual basis, as of April 29 of each year, and not on a running basis. If an officer achieves compliance with these stock ownership guidelines as of April 29 of any year, the officer will not be deemed to have failed to comply with these guidelines as of April 29 of any future year as a result of a decline in the Company’s stock price if the officer has not sold any shares. The Secretary will provide a compliance report to the Nominating and Corporate Governance Committee prior to the annual election of executive officers.

The following are used in determining stock ownership for purposes of these guidelines:

● shares owned separately by the officer or owned either jointly with, or separately by, his or her immediate family members residing in the same household;
● shares held in trust for the benefit of the officer or his immediate family members;
● shares purchased on the open market;
● shares purchased through the Company’s Employee Stock Purchase Plan;
● vested and unvested time-based restricted stock or restricted stock units; and
● dividend equivalent shares.

Anti-Hedging and Pledging Policy

The Company prohibits Directors and executive officers from entering into speculative transactions in Primoris securities, such as prepaid variable forwards, forward sale contracts, short sales, equity swaps, collars, zero-cost collars, exchange funds, publicly traded options, puts, calls and other derivative transactions. We believe these prohibitions ensure that levels of stock ownership in accordance with our stock ownership guidelines are effective in aligning each individual’s interests with those of our stockholders.

The Company also prohibits all Covered Persons from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan.

Pay Recoupment (Clawback) Policy

The Board has adopted a Dodd-Frank Compensation Recovery Policy for NEOs, effective as of October 2, 2023.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws, the Company will recover any erroneously awarded incentive-based compensation from current or former officers subject to reporting under Section 16 of the Exchange Act that was received within the applicable recovery period. The Compensation Committee of the Board has discretion to make all decisions under this policy.

Risk Assessment

The Compensation Committee considered the risks associated with the Company’s compensation policies and practices for executive officers and determined that it did not identify any risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the following considerations:

●
The Compensation Committee structures compensation at the senior management level to consist of both fixed and variable compensation. The base salaries of senior management are typically set at market levels and are designed to provide a steady income so that senior management does not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable portions of compensation are generally designed to reward both short-term and long-term performance

62	PRIMORIS	2026 PROXY STATEMENT

Executive Compensation

as measured under several financial and operational performance metrics. Additionally, PSUs and RSUs generally vest over three years, which the Compensation Committee believes encourages senior management to focus on sustained stock appreciation and promotes retention. The Compensation Committee believes that the variable elements of compensation are a sufficient percentage of overall compensation to motivate short-term and long-term results, while the fixed element is also sufficient such that senior management is not encouraged to take unnecessary or excessive risks in doing so.

●
The Compensation Committee believes the financial and operational performance measures for determining cash and equity awards earned under our incentive plans are aligned with the Company’s short-term and long-term operating and strategic plans and that the targets for those measures are set at appropriate levels that do not encourage unnecessary or excessive risk taking.

●
The Board has adopted stock ownership guidelines for our executive officers, which the Compensation Committee believes provide a considerable incentive for management to consider the Company’s long-term interests because a meaningful portion of their personal investment portfolio consists of the Company’s Common Stock.

● Individual awards are capped under our AIP, which the Compensation Committee believes mitigates excessive risk taking.

●
The Company has a Clawback Policy that requires us to recover certain incentive compensation from executive officers for the achievement of certain Company financial results that were subsequently subject to a restatement.

Tax Matters

Internal Revenue Code Section 162(m) limits to $1 million the annual tax deduction for compensation paid by public companies to each “covered employee”, a group which generally includes all named executive officers. The Company structured the 2013 Equity Incentive Plan with the intention that certain performance awards would qualify for tax deductibility. However, because of amendments to Section 162(m) for the Tax Cuts and Jobs Act of 2017 (“Tax Act”), the performance awards in the 2013 and 2023 Equity Incentive Plans are now subject to the deduction limitation along with other compensation. Further, the Tax Act requires that employees who become covered employees will remain covered employees until separation from the Company.

Equity Grant Practices

The Company grants annual equity awards at approximately the same time each year following the approval by the Compensation Committee. The Compensation Committee and the Board do not have a policy or practice to take into account material non-public information when determining the timing or terms of equity awards nor to time disclosure of material non-public information for the purpose of affecting the value of executive compensation with such equity awards. In 2025, the Company did not grant stock options, stock appreciation rights, or similar option-like awards.

Employment Agreements for Named Executive Officers

Effective November 10, 2025, the Company entered into an employment agreement with Koti Vadlamudi, setting out his annual base salary, plus a performance bonus opportunity. In the event of termination without cause, resignation with good reason or by reason of death or disability, severance benefits will be paid, including a lump sum equal to 200% of the annual base salary, a pro-rated bonus for the current year, up to one year of the employee’s share of the premium for COBRA medical benefits, and accelerated vesting of any unvested RSUs and PSUs. In the event of termination due to a change in control, severance benefits will be paid, including a lump sum equal to 2.5 times the sum of the annual base salary in effect upon the termination date and the target bonus for the year in which the termination date occurs, a bonus, if any, which would have been payable to the employee for the calendar year in which the termination date occurs, up to 30 months of the employee’s share of the premium for COBRA medical benefits and accelerated vesting of any unvested RSUs and PSUs.

Effective April 1, 2022, the Company entered into employment agreements with Kenneth M. Dodgen and John M. Perisich setting out their annual base salary, plus a performance bonus opportunity. Effective January 6, 2025, the Company entered into an employment agreement with Jeremy Kinch setting out his annual base salary, plus a performance bonus opportunity. In the event of termination without cause, resignation with good reason or by reason of death or disability, severance benefits will be paid, including a lump sum equal to 100% of the annual base salary, a pro-rated bonus for the current year, up to one year of the employee’s share of the premium for COBRA medical benefits, and accelerated vesting of any unvested RSUs and PSUs. In the event of termination due to a change in control, severance benefits will be paid, including a lump sum equal to 2.0 times the sum of the annual base salary in effect upon the termination date and the target bonus for the year in which the termination date occurs, a pro-rated bonus, if any, which would have been payable to the employee for the calendar year in which the termination date occurs, up to 24 months of the employee’s share of the premium for COBRA medical benefits and accelerated vesting of any unvested RSUs and PSUs.

All of the employment agreements contain certain restrictive covenants that prohibit the executives from disclosing information that is confidential to us and our subsidiaries and generally prohibits them, during the employment term and for two years thereafter, in the event of a termination for cause or resignation without good reason from soliciting or hiring our employees or our subsidiary employees and from using our confidential information to divert any customer business from us, or to otherwise alter the manner in which a customer does business with us.

2026 PROXY STATEMENT	PRIMORIS	63

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included herein and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Compensation Committee
Jose R. Rodriguez (Chair)
Carla S. Mashinski
John P. Schauerman

Patricia K. Wagner

64	PRIMORIS	2026 PROXY STATEMENT

COMPENSATION TABLES

Summary Compensation Table

The following table and accompanying notes provide summary information with respect to total compensation earned or paid by us or our subsidiaries to our NEOs.

				Stock Awards			Non-Equity
				RSUs	PSUs	Total	Incentive Plan	All other
Name and Principal Position Year	Year	Salary(1)	Bonus(2)	($)(3)	($)(4)	($)	Compensation(5)	Compensation(6)	Total
Koti Vadlamudi	2025	$115,385	$1,050,000	$900,104	$—	$900,104	$—	$111,453	$2,176,941
President and Chief
Executive Officer
Kenneth M. Dodgen	2025	$596,667		$322,471	$598,814	$921,285	$1,133,667	$130,626	$2,782,245
Executive Vice President,	2024	$573,358		$307,111	$570,327	$877,438	$1,080,701	$85,621	$2,617,118
Chief Financial Officer	2023	$550,385		$410,025	$1,230,020	$1,640,045	$688,971	$122,888	$3,002,289
John M. Perisich	2025	$608,489		$410,353	$762,022	$1,172,375	$1,156,128	$86,939	$3,023,931
Executive Vice President	2024	$575,673		$390,793	$725,720	$1,116,513	$1,085,066	$61,773	$2,839,025
Chief Legal Officer	2023	$550,385		$461,285	$1,383,773	$1,845,058	$688,971	$134,073	$3,218,487
Jeremy Kinch	2025	$589,000		$350,094	$649,911	$1,000,005	$1,119,100	$63,748	$2,771,853
Executive Vice President
Chief Operating Officer
David L. King	2025	$606,538	$1,000,000	$1,253,529	$—	$1,253,529	$—	$186,326	$3,046,393
Former Interim President and
Chief Executive Officer
Tom E. McCormick	2025	$233,104		$910,381	$1,690,625	$2,601,006	$468,025	$8,962,618	$12,264,753
Former Executive Vice President and	2024	$929,769		$867,007	$1,610,072	$2,477,079	$2,102,986	$196,233	$5,706,067
Chief Executive Officer	2023	$890,769		$1,157,530	$3,472,508	$4,630,038	$1,338,077	$145,744	$7,004,628
[1]	Salary includes all regular wages paid to the NEO and any amount that was voluntarily deferred by the NEO pursuant to our 401(k) Plan.
2	The amounts shown in this column represent one-time bonuses for Mr. Vadlamudi and Mr. King.
3

The amounts shown in this column represent the aggregate grant date fair value of the RSUs granted by our Board of Directors computed in accordance with FASB ASC Topic 718, as described in Note 16 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. The grant date fair value was based on the market closing price of our stock one day prior to the grant date. This amount reflects our accounting expense to be recognized over the vesting period of the RSUs awarded and does not correspond to the actual value that will be recognized by the NEO. The awards for Messrs. Dodgen and Perisich, were granted on March 1, 2025, 2024, and 2023. The awards for Mr. King and Mr. Vadlamudi were granted on April 1, 2025, and November 10, 2025, respectively. A portion of Mr. Kinch’s awards was granted on March 1, 2025, and a portion was granted on April 1, 2025, in connection with his promotion to Chief Operating Officer.

[4]

The amounts shown reflect the aggregate grant date fair value of PSUs granted during the fiscal year ended December 31, 2025, and 2024, calculated in accordance with FASB ASC Topic 718. The grant date fair value is based on the closing price of our common stock one day prior to the grant date. Grant date fair value of PSUs was based on probable achievement of the applicable performance goals, and the value ultimately realized by the NEO upon actual vesting of the awards may or may not be equal to this determined value. PSUs vest upon completion of a performance period (subject to continued service), with the amount that vests based on the achievement of certain Company performance conditions. The final amount of earned PSUs can range from 0% to a maximum of 200% (assuming the highest level of performance) of the target amount of unearned PSUs that were granted, and upon settlement, shares of our common stock are issued for each earned PSU. With respect to the PSUs awarded during fiscal year 2025, the grant date fair value, assuming the highest level of Company performance conditions were to be achieved, would be as follows: for Mr. Dodgen, $1,197,628; for Mr. Perisich, $1,524,044; and for Mr. Kinch, $1,299,822.

[5]

Amounts shown in this column reflect the measurable cash awards earned under the Company’s AIP, which is discussed in further detail in the preceding section “Compensation Discussion and Analysis—Annual Incentive Plan.”

2026 PROXY STATEMENT	PRIMORIS	65

Compensation Tables

6	All other compensation for the NEOs during 2025 includes the following:

			Company	Company Paid
			Paid Portion	Contributions
		Personal Use	of Health	to Employee
	Auto	of Company	Care	401K Savings	Separation	Relocation	Other	Total Other
	Allowance	Airplane(1)	Benefits	Account	Payment(2)	Expenses	Compensation(3)	Compensation
Koti Vadlamudi	$—	$51,669	$2,584	$—	$—	$57,200	$	$111,453
Kenneth M. Dodgen	$13,750	$87,050	$15,826	$14,000	$—	$—	$	$130,626
John M. Perisich	$13,750	$43,244	$15,945	$14,000	$—	$—	$	$86,939
Jeremy Kinch	$—	$35,382	$14,366	$14,000	$—	$—	$	$63,748
David L. King	$—	$17,410	$—	$—	$—	$—	$168,916	$186,326
Thomas E. McCormick	$3,750	$132,541	$14,366	$11,559	$8,800,402	$—	$	$8,962,618
[1]

The Company determined the value of personal aircraft use using the aggregate incremental cost to the Company, including the cost of fuel, trip-related maintenance, crew travel expenses, landing fees, trip related costs and other variable costs. For tax purposes, income is imputed to the executive for non-business travel based on a multiple of the SIFL rates.

[2]

The Company and Mr. McCormick entered into a mutual agreement of separation effective March 20, 2025. Under the terms of the separation agreement, Mr. McCormick was paid $8,800,402 a portion of which was paid through accelerated vesting of 104,036 RSUs and PSUs previously awarded to Mr. McCormick. The RSUs and PSUs were valued at $6,703,039 calculated pursuant to the share price at market close on March 20, 2025. The remaining $2,097,363 was paid in cash for 200% of his annualized base salary, accrued vacation, payment of premiums for continuation of coverage under the Company’s group health plans pursuant to COBRA and $10,000 in attorneys fees.

[3]

Fees paid to Mr. King for his time served as a non-employee director consisting of $103,278 paid in cash and $65,638 as the aggregate grant date fair value of shares of Common Stock issued. The shares were issued under the 2023 Equity Incentive Plan and are subject to a one-year contractual holding requirement from the date of issuance.

Grants of Plan-Based Awards, Outstanding Equity Awards at Fiscal Year-End, Options Exercised and Stock Grants Vested

The following table sets forth the individual grants of plan-based awards to our NEOs during 2025.

Grants of Plan-Based Awards

								All other
								Stock
		Estimated Future			Estimated Future			Awards:	Grant
		Payouts Under Non-Equity			Payouts Under Equity			Number of	Date Fair
		Incentive Plan Awards(1)			Incentive Plan Awards(2)			Shares of	Value
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or	of Stock
	Date	($)	($)	($)	(#)	(#)	(#)	Units(3)	Awards(4)
Koti Vadlamudi	11/10/2025							7,175	900,104

Kenneth M. Dodgen	N/A	0	596,667	1,193,333
	3/1/2025				0	8,347	16,694		598,814
	3/1/2025							4,495	322,471
John M. Perisich	N/A	0	608,489	1,216,977
	3/1/2025				0	10,622	21,244		762,022
	3/1/2025							5,720	410,353
Jeremy Kinch	N/A	0	589,000	1,178,000
	3/1/2025				0	7,610	15,220		545,941
	4/1/2025				0	1,811	3,622		103,970
	3/1/2025							4,099	294,062
	4/1/2025							976	56,032
David L. King	4/1/2025							21,774	1,253,529

Thomas E. McCormick	N/A	0	246,329	492,658
	3/1/2025				0	23,566	47,132		1,690,625
	3/1/2025							12,690	910,381

66	PRIMORIS	2026 PROXY STATEMENT

Compensation Tables

[1]

The threshold, target and maximum amounts in these columns show the range of cash payouts targeted for 2025 that could have been earned based on the achievement of performance goals under the AIP, which is discussed in further detail in “Compensation Discussion and Analysis—Compensation Committee Pay Decisions—Annual Bonuses”. The actual amounts paid are described in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

[2]

The amounts shown represent the number of shares of our common stock that could be earned with respect to PSUs granted under the 2025 long-term incentive plan. The number of PSUs that will become earned and vest, and the resulting number of shares of common stock to be issued, will be determined as soon as administratively practical after completion of the three-year performance period ending December 31, 2027, and the number of shares can range from 0% to a maximum of 200% of the target number. PSUs are described in further detail under Compensation Discussion & Analysis—Long-Term Incentive Plan.

[3]

The amounts shown represent the number of RSUs and PSUs that were granted under the 2025 long-term incentive plan. The RSUs awarded vest 25% after year one, 25% after year two and 50% after year three, assuming the NEO continues to meet the requirements for vesting, and the initial vesting occurs one year from the grant date.

[4]	The amount shown in this column represents the aggregate grant date fair value of the RSUs and PSUs granted by our Board of Directors computed in accordance with FASB ASC Topic 718.

Outstanding Awards at Fiscal Year-End(1)

	Stock Awards
					Equity Incentive
				Equity Incentive Plan	Plan Awards:
	Number of		Market Value of	Awards: Number of	Market or Payout Value
	Shares or Units		Shares or	Unearned Shares,	of Unearned Shares,
	of Stock That		Units of Stock	Units or Other	Units or Other Rights
	Have Not		That Have	Rights That Have	That Have Not
	Vested (#)		Not Vested(1) ($)	Not Vested (#)(2)	Vested(1)(2) ($)
Koti Vadlamudi	7,175	(3)	890,705	—	—
Kenneth M. Dodgen	17,779	(4)	2,207,085	45,564	5,656,315
John M. Perisich	21,525	(5)	2,672,114	57,980	7,197,637
Jeremy Kinch	13,161	(6)	1,633,807	37,370	4,639,112
David L. King	21,774	(7)	2,703,024	—	—
[1]

Market value is calculated by multiplying the number of RSUs and PSUs, as applicable, that have not vested by the closing market price of our Common Stock on December 31, 2025 (the last business day of our most recently completed fiscal year), which was $124.14 per share.

[2]

The amounts shown represent the maximum number of shares of common stock that could be earned with respect to PSUs granted under the long-term incentive plan, which has a performance period ending December 31, 2026 and 2027. Pursuant to SEC disclosure instructions, because the Company’s performance in previous years on the metrics governing our PSUs granted under the long-term incentive plan exceeded target performance, the number of such unearned PSUs and payout value of such unearned PSUs is calculated assuming maximum performance criteria is achieved. The target number of PSUs granted under the long-term incentive plan that were outstanding as of December 31, 2025, were as follows: Mr. Dodgen—22,782; Mr. Perisich—28,990; and Mr. Kinch—18,685. The actual number of PSUs that will ultimately become earned will be determined as soon as administratively practicable after completion of the performance periods and can range from 0% to a maximum of 200% of the target number.

[3]	Includes unvested awards of RSUs covering (i) 1,794 shares that vest on November 10, 2026; (ii) 1,794 shares that vest on November 10, 2027, and (iii) 3,587 shares that vest on November 10, 2028.
[4]	Includes unvested awards of RSUs covering (i) 10,522 shares that vested on March 1, 2026; (ii) 5,010 shares that vest on March 1, 2027, and (iii) 2,247 shares that vest on March 1, 2028.
[5]	Includes unvested awards of RSUs covering (i) 12,290 shares that vested on March 1, 2026; (ii) 6,375 shares that vest on March 1, 2027, and (iii) 2,860 shares that vest on March 1, 2028.
[6]

Includes unvested awards of RSUs covering (i) 6,023 shares that vested on March 1, 2026; (ii) 244 shares that vest on April 1, 2026; (iii) 4,113 shares that vest on March 1, 2027; (iv) 244 shares that vest on April 1, 2027; (v) 2,049 shares that vest on March 1, 2028, and (vi) 488 shares that vest on April 1, 2028.

7	Includes unvested awards of RSUs that vest on April 1, 2026.

2026 PROXY STATEMENT	PRIMORIS	67

Compensation Tables

Stock Vested in 2025

The following table sets forth the number and value of stock awards that vested for the NEOs during 2025.

	Stock Awards
	Number of Shares
	Acquired on	Value Realized
	Vesting	on Vesting(1)
Kenneth M. Dodgen	28,128	$ 2,017,903
John M. Perisich	31,892	2,287,932
Jeremy Kinch	15,093	1,082,772
Thomas E. McCormick	181,198	12,238,641
[1]	Amounts shown reflect the market value of the shares as of the vesting date.

Potential Payments Upon Termination

The Company has entered into employment agreements with Messrs. Vadlamudi, Dodgen, Perisich and Kinch. The terms of the employment agreements provide that we must pay certain severance benefits in the event the NEO is terminated by us for any reason other than for “cause”.

The following table shows amounts that would be payable to each of the following NEOs under the scenario that the executive is terminated without cause or leaves due to death or disability. The table assumes that the terminating event occurred on December 31, 2025, and the NEO returned an executed release of claims (other than if leaving due to death), on which these termination payments are conditioned.

				Health
	Base			Care	Accrued
	Salary(1)	Equity(2)	Bonus(3)	Benefits(4)	Vacation(5)	Total
Koti Vadlamudi	$2,000,000	$41,587	$—	$28,430	$96,154	$2,166,171
Kenneth M. Dodgen	618,832	6,120,930	1,133,667	25,144	59,503	7,958,076
John M. Perisich	639,400	7,242,824	1,156,128	27,031	61,481	9,126,864
Jeremy Kinch	600,000	3,618,971	1,119,100	18,158	57,692	5,413,921
[1]	Calculated as a lump sum payment equal to 200% of Mr. Vadlamudi’s base salary and one year’s base salary in respect of Messrs. Dodgen, Perisich and Kinch.
[2]

Represents accelerated vesting, as of December 31, 2025, of RSUs and PSUs granted to each of the NEOs. The actual number of unearned PSUs that would become earned upon occurrence of the event would be based on the achievement of target performance goals, pro-rated for the number of months of the applicable performance period that have elapsed as of the termination date divided by the total number of months in the applicable performance period. The value is based on the closing price of our Common Stock at December 31, 2025 (the last business day of our most recently completed fiscal year).

[3]	In the event of termination without cause, or by death or disability, calculated as a lump sum payment equal to the bonus amount that would have been paid for the calendar year.
[4]

In the event of the executive’s termination without cause or disability, he is entitled to up to one year of healthcare benefits. The amount reflects both the employee and employer portion of health care premium costs.

[5]	Each executive is allowed an accrual of up to five weeks of vacation. For purposes of this table, it was assumed that the full five weeks would be paid upon termination.

68	PRIMORIS	2026 PROXY STATEMENT

Compensation Tables

The following table shows amounts that would be payable to each of the following NEOs under the scenario that the executive is terminated for a change in control. The table assumes that the terminating event occurred on December 31, 2025, and the NEO returned an executed release of claims, on which these termination payments are conditioned.

				Health
	Base			Care	Accrued
	Salary(1)	Equity(2)	Bonus(3)	Benefits(4)	Vacation(5)	Total
Koti Vadlamudi	$2,500,000	$890,705	$—	$71,074	$96,154	$3,557,933
Kenneth M. Dodgen	1,237,664	7,811,510	1,193,333	50,288	57,372	10,350,167
John M. Perisich	1,278,800	9,394,170	1,216,977	54,062	58,509	12,002,518
Jeremy Kinch	1,200,000	5,239,825	1,178,000	36,316	56,635	7,710,776
[1]	Calculated as a lump sum payment equal to 250% of Mr. Vadlamudi’s base salary and 200% of Messrs. Dodgen’s and Perisich’s base salary.
[2]

Represents accelerated vesting, as of December 31, 2025, of RSUs and PSUs granted to each of the NEOs. The actual number of unearned PSUs that would become earned upon occurrence of the event would be based on the forecasted achievement of performance goals for the remainder of the performance periods and can range from 0% to a maximum of 200% (assuming the highest level of performance) of the target amount of unearned PSUs. The amounts included assume performance at target, without reference to forecasted achievement. The value is based on the closing price of our Common Stock at December 31, 2025 (the last business day of our most recently completed fiscal year).

[3]

Calculated as a lump sum payment equal to 250% of Mr. Valdalmudi’s target bonus amount that would have been paid for the calendar year and 200% of Messrs. Dodgen’s and Perisich’s target bonus amount that would have been paid for the calendar year.

[4]

Mr. Vadlamudi is entitled up to 30 months of healthcare benefits and Messrs. Dodgen and Perisich are entitled up to 24 months of healthcare benefits. The amount reflects both the employee and employer portion of health care premium costs.

[5]	Each executive is allowed an accrual of up to five weeks of vacation. For purposes of this table, it was assumed that the full five weeks would be paid upon termination.

Effective March 20, 2025, Mr. McCormick separated from the Company and entered into a Separation and Release of Claims Agreement with the Company dated March 19, 2025 (the “Separation Agreement”). Mr. McCormick was entitled to receive the severance benefits for a termination without cause, as set forth in Section 6(c) of his Amended and Restated Employment Agreement with the Company, dated April 1, 2022. These severance benefits include severance pay of $1,946,880 (200% of Mr. McCormick’s then-prevailing annualized base salary); a pro-rated bonus for calendar year 2025 performance that was paid to him in February 2026 in the amount of $468,025; and the Company’s payment of premiums for continuation of coverage under the Company’s group health plans pursuant to COBRA. In addition, consistent with the terms of his outstanding equity award agreements that apply in connection with a termination without cause, the Separation Agreement provides that Mr. McCormick was entitled to receive accelerated vesting of (i) all outstanding restricted stock units (“RSUs”) granted to him on each of March 1, 2023 and March 1, 2024, (ii) a pro-rata portion of RSUs granted to him on March 1, 2025, and (iii) a pro-rata portion of performance stock units granted to him on each of March 1, 2023, March 1, 2024 and March 1, 2025, assuming achievement of target performance thereunder. Under the Separation Agreement, Mr. McCormick was also entitled to up to $10,000 in attorneys’ fees for negotiating the Separation Agreement and retention of certain Company-provided computer equipment. The Separation Agreement included customary provisions regarding confidentiality and a release of claims against the Company. The severance benefits under the Separation Agreement were subject to Mr. McCormick’s satisfaction of the “Severance Conditions” set forth in the Separation Agreement, including providing and not revoking certain releases thereunder. Under the terms of the Separation Agreement, Mr. McCormick was paid $8,800,402 a portion of which was paid through accelerated vesting of 104,036 RSUs and PSUs previously awarded to Mr. Mr. McCormick. The RSUs and PSUs were valued at $6,703,039 calculated pursuant to the share price at market close on March 20, 2025. The remaining $2,097,363 was paid in cash.

Pay Ratio Disclosure

We are providing the following information to comply with Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K. For 2025, our last completed fiscal year, we determined the ratio of the annual total compensation of our CEO relative to the annual total compensation of our median employee. In determining the median employee, a ranked list was prepared of all of our employees (other than the CEO) based on their W-2 compensation as of December 31, 2025. Such employees include all full-time, part-time, seasonal, and temporary employees. Based on the broad range of our businesses across our service territories, W-2 earnings provide a fixed and fair representation of compensation across our enterprise and thus is an appropriate measure to determine the median employee. No other assumptions, adjustments, or estimates, including any cost-of-living adjustments, were made in identifying the median employee. For purposes of reporting annual total compensation and the ratio of annual total compensation of the CEO to the median employee, both the CEO’s and median employee’s annual

2026 PROXY STATEMENT	PRIMORIS	69

Compensation Tables

total compensation were calculated consistent with the disclosure requirement of executive compensation under the Summary Compensation Table. Since we had multiple CEOs during 2025, we chose to combine the total annual compensation for Mr. Vadlamudi, Mr. King and Mr. McCormick to calculate the ratio.

After applying the methodology described above, our median employee compensation using the Summary Compensation Table requirements was $62,382. Mr. Vadlamudi’s, Mr. King’s and Mr. McCormick’s combined compensation as disclosed in the Summary Compensation Table was $17,488,087. Based on this information, the estimate of the ratio of compensation for our CEO to the median employee for 2025 was 280:1. The 2025 CEO compensation and pay ratio was temporarily inflated by combining Mr. Vadlamudi’s, Mr. King’s and Mr. McCormick’s 2025 compensation. We do not expect this to repeat in 2026. This ratio is specific to our Company and may not be comparable to any ratio disclosed by another company.

Retirement Plans

We sponsor multiple defined contribution plans for eligible employees not covered by collective bargaining agreements. Our plans include various features such as voluntary employee pre-tax and Roth-based contributions and matching contributions made by us. The plans do not provide any benefits for any executives other than those provided to all employees.

In May 2023, we adopted a non-qualified deferred compensation plan under which eligible Directors and key employees may defer their receipt of certain cash compensation. This plan is an unfunded and unsecured compensation arrangement. Individuals participating in the plan may allocate deferred cash amounts among a group of notional accounts that mirror the gains and losses of various investment alternatives. Generally, participants receive distributions of deferred balances based on predetermined payout schedules or other events.

Equity Compensation Plans

Equity Incentive Plans. In May 2013, the stockholders approved, and the Company adopted the 2013 Equity Incentive Plan. In May of 2023, the stockholders approved, and the Company adopted the 2023 Equity Incentive Plan. Upon the adoption of the 2023 Equity Incentive Plan, awards were no longer granted under the 2013 Equity Incentive Plan, and the only plan pursuant to which the Company may currently grant new equity-based awards is the 2023 Equity Incentive Plan.

The principal purpose of our equity incentive plans is to provide incentives for our officers, employees and consultants, as well as the officers, employees and consultants of any of our subsidiaries. In addition to awards made to officers, employees or consultants, the equity incentive plans permit us to grant options or other equity securities to our Directors.

2022 Employee Stock Purchase Plan. In 2022, our stockholders adopted the 2022 Employee Stock Purchase Plan (the “ESPP”), under which eligible full-time employees can purchase shares of our common stock at a discount on a semi-annual basis.

The following table gives information about our Common Stock that may be issued under our existing equity compensation plans, including upon the exercise of options, warrants, and rights, or upon settlement of RSUs, as of December 31, 2025, pursuant to the Company’s existing equity compensation plans.

Number of securities
remaining available
	Number of securities to be		for future issuance
	issued upon exercise of		under equity
	outstanding options,	Weighted-average	compensation
	warrants and rights	exercise price per share of	plans (excluding
	under equity	outstanding options,	securities
	plan(1)	warrants and rights	reflected in
Plan category	(a)	(b)	column (a))(2)
Equity compensation plans approved by security holders	770,312	$—	6,414,551
Equity compensation plans not approved by security holders	—	—	—
Total	770,312	$—	6,414,551
[1]	Equity awards listed represent RSUs and PSUs awarded through the RSU and PSU Agreements under the 2013 and 2023 Equity Plans.
[2]

The amounts shown include 5,468,851 shares of common stock remaining available for issuance under our 2023 Equity Incentive Plan. The amounts shown also include 945,700 shares of common stock remaining available for purchase under the ESPP, including shares subject to purchase during the current purchase period.

70	PRIMORIS	2026 PROXY STATEMENT

2025 PAY VERSUS PERFORMANCE DISCLOSURES

The table below includes information related to compensation for the Company’s Principal Executive Officer (“PEO”) and Non-PEO named executive officers, as well as financial performance, during 2021 through 2025.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. For discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please review Compensation Discussion and Analysis beginning on page 45.

			Average	Average	Value of initial Fixed $100
			Summary	Compensation	investment Based on
	Summary	Compensation	Compensation	Actually		Peer
	Compensation	Actually	Table Total for	Paid to	Total	Group Total	Net	Operating
	Table Total for	Paid to	Non-PEO	Non-PEO	Shareholder	Shareholder	Income (in	Income (in
Year (a)	PEO(1) (b)	PEO(1)(2) (c)	NEOs(1) (d)	NEOs(1)(2) (e)	Return(3) (f)	Return(4) (g)	thousands) (h)	thousands) (i)
2025	$17,488,087	$23,157,403	$2,859,343	$7,303,275	$466.50	$408.22	$274,934	$411,468
2024	5,706,067	14,925,465	2,728,072	5,777,771	359.64	286.45	180,888	317,452
2023	7,004,628	8,471,612	3,415,598	4,008,600	155.60	184.08	126,145	253,073
2022	2,585,857	2,406,439	1,505,057	1,419,644	101.97	155.90	133,021	195,338
2021	3,446,638	3,072,011	1,815,042	1,312,950	110.16	168.84	115,739	170,151
[1]

Mr. Vadlamudi, Mr. King, and Mr. McCormick each served as our PEO for a portion of 2025. Mr. Kinch served as a non-PEO NEO for the full year of 2025. For each of 2025, 2024, 2023, 2022, and 2021 our non-PEO NEOs included Mr. Dodgen and Mr. Perisich. Mr. McCormick served as our PEO for the full year for each of 2024, 2023, 2022, and 2021. For each of 2023, 2022, and 2021, our non-PEO NEOs also included John F. Moreno Jr.

[2]

For each of 2025, 2024, 2023, 2022, and 2021, the values included in this column for the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs reflected the following adjustments to the values included in column (b) and column (d), respectively:

2025
Summary Compensation Table Total for PEO (column b)	$17,488,087
- Summary Compensation Table “Stock Awards” column value	$(4,779,893)
+ Year-end fair value of equity awards granted in the covered year that are outstanding and unvested at year-end	$3,593,729
+/- Year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested at year-end	$—
+ Vesting date fair value of equity awards granted and vested in the covered year	$141,682
+/- Year-over-year change as of the vesting date in fair value of equity awards granted in any prior years which vested during the covered fiscal year	$6,713,798
Compensation Actually Paid to PEO (column c)	$23,157,403

2026 PROXY STATEMENT	PRIMORIS	71

2025 Pay Versus Performance Disclosures

Average for Non-PEO NEOs

2025
Summary Compensation Table Average Total for NON-PEO NEOs (column d)	$2,859,343
- Summary Compensation Table “Stock Awards” column value	$(1,031,222)
+ Year-end fair value of equity awards granted in the covered year that are outstanding and unvested at year-end	$1,355,609
+/- Year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested at year-end	$3,032,620
+/- Year-over-year change as of the vesting date in fair value of equity awards granted in any prior years which vested during the covered fiscal year	$1,086,925
Average Compensation Actually Paid to NON-PEO NEOs (column e)	$7,303,275

Valuation assumptions used to calculate fair values did not materially differ from those used to calculate fair values at the time of grant as reflected in our Summary Compensation Table amounts.

[3]

Pursuant to SEC rules, total stockholder return (TSR) amounts reported assume an initial fixed investment of $100 and that all dividends were reinvested. The Company and peer group total stockholder return for 2021 represents the one-year return for January 1, 2021 to December 31, 2021; for 2022 the returns shown represents the two-year return from January 1, 2021 to December 31, 2023, for 2023 the returns shown represents the three-year return from January 1, 2021 to December 31, 2024; for 2024 the return shown represents the four-year return from January 1, 2024 to December 31, 2024; and for 2025 the return shown represents the five-year return from January 1, 2021 to December 31, 2025.

[4]

For purposes of this pay versus performance disclosure, our peer group consists of five companies which are: MasTec, Inc., MYR Group, Inc., Dycom Industries, Inc., Sterling Construction Company, Inc., and Granite Construction, Inc. This Peer Group is consistent with the peer group used in Item 5 of our 2025 Form 10-K.

Relationship Between Pay and Performance

The following graphical comparisons provide descriptions of the relationships between certain figures included in the Pay Versus Performance table for each of 2025, 2024, 2023, 2022, and 2021, including: (a) comparisons between the (i) compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs and (ii) each of Total Shareholder Return, Net Income and Operating Income; and (b) a comparison between our cumulative total shareholder return and the total shareholder return of the Peer Group.

72	PRIMORIS	2026 PROXY STATEMENT

2025 Pay Versus Performance Disclosures

Relationship Between Compensation Actually Paid and Total Shareholder Return

Relationship Between Compensation Actually Paid and (i) Net Income and (ii) Operating Income

2026 PROXY STATEMENT	PRIMORIS	73

2025 Pay Versus Performance Disclosures

The following table lists the financial and non-financial performance measures that we believe represent the most important performance measures used to link compensation actually paid to our PEO and non-PEO NEOs for 2025 to our performance:

Net Income
Operating Income
Adjusted EBITDA
New Business Generated
Total Recordable Incident Rate

74	PRIMORIS	2026 PROXY STATEMENT

STOCKHOLDER PROPOSALS FOR OUR 2027 ANNUAL MEETING

The rules of the SEC establish the eligibility requirements and the procedures that must be followed for inclusion of a stockholder’s proposal in a public company’s proxy materials. Under those rules, proposals submitted for inclusion in our 2027 proxy materials must be received on or before the close of business on November 20, 2026. Proposals for inclusion in our 2027 proxy materials must comply with the procedures set forth in Rule 14a-8 under the Exchange Act.

Our Amended and Restated Bylaws (“Bylaws”) provide that in order for nominations of persons for election to the Board and a proposal of business to be properly brought before an Annual Meeting of Stockholders, it must be either: (1) specified in the notice of the meeting given by us, (2) otherwise brought before the meeting by or at the direction of our Board, or (3) properly brought before the meeting by a stockholder entitled to vote at the meeting who complies with the following notice procedures: (i) the stockholder must give timely notice thereof in writing of the nomination or business to be brought before such meeting to our Secretary, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. Our Bylaws provide that to be timely, a stockholder’s notice must be delivered to our Secretary at our principal executive offices not less than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting. If the date of the subsequent year’s Annual Meeting of Stockholders is changed by more than 30 days from the date of the prior year’s meeting, notice by the stockholder for the subsequent year’s Annual Meeting must be delivered to our Secretary within a “reasonable time” prior to our mailing of the proxy materials for the subsequent year’s Annual Meeting of Stockholders. To be properly brought before the 2027 Annual Meeting, notice must be received no later than February 3, 2027. In addition, stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for Director nominees submitted under the advance notice requirements of our by-laws must also comply with the additional requirements of Rule 14a-19, including delivery of written notice that sets forth all information required by Rule 14a-19(b) under the Exchange Act no later than March 1, 2027.

Any stockholder who intends to present a proposal or nominate persons for election to the Board at the 2027 Annual Meeting of Stockholders must send notice, with all required information, via standard mail, overnight delivery or other courier service, to Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201, Attention: Secretary.

2026 PROXY STATEMENT	PRIMORIS	75

OTHER MATTERS

This Proxy Statement, being mailed and made available electronically (on our Company website at www.prim.com) to stockholders on or about March 20, 2026, is being sent to you by the Board of Directors (the “Board”) of Primoris Services Corporation in connection with our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held virtually at 9:00 a.m. Central Time, on Thursday, April 30, 2026. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will vote to elect eight Directors to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2027, or until a successor is elected and qualified, will vote on an advisory, non-binding basis, on the Company’s executive compensation program and will vote to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. In addition, management will respond to any questions from stockholders.

Materials provided

The Board is sending you this Proxy Statement and the enclosed proxy card in order to solicit your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the meeting and are entitled to vote on the items of business described in this Proxy Statement.

Annual Meeting attendance

All stockholders as of March 9, 2026 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting. You will need to register to be able to attend the Annual Meeting virtually. Gaining admission to the Annual Meeting depends on how your stock ownership is recorded with our transfer agent. If your stock is held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, please obtain a legal proxy from your broker, bank, or other nominee and provide when registering for the virtual meeting. If your stock is registered directly in your name with our transfer agent, you need to provide the control number found on your proxy card when registering for the virtual meeting.

Voting at the Annual Meeting

Holders of our common stock (“Common Stock”) as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 54,231,528 shares of Common Stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting. There is no stockholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting.

Quorum requirement

The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum.

Stockholder of record & beneficial owner

All stockholders are invited to attend the Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially.

76	PRIMORIS	2026 PROXY STATEMENT

Other Matters

Stockholder of Record

If your shares are registered directly in your name with the Transfer Agent, you are considered the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote virtually at the Annual Meeting. We have enclosed a proxy card for you to use.

Voting electronically at the Annual Meeting—You may vote your shares electronically at the Annual Meeting by visiting the link provided during the Annual Meeting while the polls are open and providing the control number found on your proxy card. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Voting without attending the Annual Meeting—Please complete and properly sign and date the accompanying proxy card and return it to the Transfer Agent in the accompanying pre-addressed envelope.

Changing your vote after returning your proxy card—You can revoke your proxy before it is exercised at the meeting by:

●	delivering written notice of revocation of the proxy to our Secretary prior to the Annual Meeting;
●	executing and delivering a later dated proxy card to our Secretary; or
●	attending and voting electronically at the Annual Meeting.

Beneficial Owner of Shares

If your shares are held in a stock brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered, with respect to your shares, the stockholder of record. As the beneficial owner, you have the right to direct the stockholder of record how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction card for your use.

Voting without attending the Annual Meeting—Please follow the instructions provided by your broker, bank or nominee. You may vote by mail by completing, signing and dating the voting instruction card provided by your broker, bank or nominee and mailing the card to such entities in the accompanying pre-addressed envelopes.

Changing your vote after returning your proxy card—You may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote electronically at the Annual Meeting by following the instructions in the next section below.

Voting electronically at the Annual Meeting—You may vote electronically at the Annual Meeting by visiting the link provided during the Annual Meeting while the polls are open and providing your virtual control number assigned to you in the registration confirmation email.

Required votes to approve each item

Each outstanding share of Common Stock is entitled to one vote on each proposal at the Annual Meeting. All matters require the existence of a quorum at the Annual Meeting. All proposals require an affirmative vote of the majority of shares virtually present at the Annual Meeting or represented by proxy and entitled to vote on the subject matter, other than the election of Directors, which is determined by a plurality of shares virtually present at the Annual Meeting or represented by proxy. The individual receiving the largest number of votes for each position will be elected.

In voting on Proposal 1, the election of Directors, you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominee. In voting on any other proposal, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. A properly executed proxy marked “ABSTAIN” with respect to any other proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. An abstention will have the effect of a negative vote on that matter. If you are a beneficial owner, shares represented by broker non-votes (when the broker indicates they do not have their customer’s direction on how to vote, nor has discretionary authority on how to vote) will be counted in determining whether there is a quorum, but will not be counted as votes cast on any proposal where the broker indicated they do not have discretionary voting authority. Brokers and other nominees who are New York Stock Exchange members are expected to have discretionary voting power only for Proposal 3, the ratification of Baker Tilly US, LLP as our independent registered public accounting firm, but not for any other proposals. As a result, if you do not provide specific voting instructions to your record holder, New York Stock Exchange rules will allow the record holder to vote only on Proposal 3, and not on Proposals 1 or 2.

2026 PROXY STATEMENT	PRIMORIS	77

Other Matters

Inspector of elections

Our Executive Vice President, Chief Legal and Administrative Officer and Secretary, John M. Perisich, will act as Inspector of Elections and oversee the voting results. The Inspector of Elections will also determine the presence of a quorum.

Voting results of the Annual Meeting

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on a Form 8-K filing with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.

Board recommendations

The Board recommends a vote:

●	FOR Proposal No. 1, to elect each of the eight director nominees to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2027 or until a successor is elected and qualified.
●	FOR Proposal No. 2, to approve, in an advisory, non-binding vote, the Company’s named executive officer compensation.
●	FOR Proposal No. 3, to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Unless you give other instructions on your proxy card, the individual(s) named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board.

Expense of soliciting proxies

We will pay the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but the solicitation by mail may be followed-up by solicitation in person, or by telephone or facsimile, by our regular employees without additional compensation for such proxy solicitation activity or by a proxy solicitation firm. We will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our stockholders.

Information about Primoris Services Corporation

We maintain a corporate website at www.prim.com. Visitors to the Investor Relations section of our website can view and print copies of our SEC filings, including this Proxy Statement and Forms 10-K, 10-Q and 8-K. Copies of the charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Strategy and Risk Committee, as well as our Code of Conduct, our Corporate Governance Guidelines, and our Sustainability information are also available through our website. Additional Company charters and policies are also available through the website. Alternatively, stockholders may obtain, without charge, copies of all of these documents by writing to Investor Relations at the Company’s headquarters.

Documents not incorporated by reference

The Audit Committee Report and the Compensation Committee Report are not deemed filed with the SEC and, in addition to the information included under the section entitled “2025 Pay Versus Performance Disclosures”, shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Act of 1934, as amended (the “Exchange Act”) except to the extent that we specifically, and in writing, incorporate such information by reference. Web links throughout this document are provided for convenience only, and the information contained on our website or other web links is not incorporated by reference in, nor is it considered to be a part of, this Proxy Statement.

78	PRIMORIS	2026 PROXY STATEMENT

Other Matters

Other Information

We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the 2026 Annual Meeting. The person(s) named in your proxy will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. Discretionary authority for them to do so is contained in the proxy.

SEC rules permit companies, brokers, banks or other intermediaries to deliver a single copy of this Proxy Statement and Annual Report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our Proxy Statement and Annual Report. If you would like to opt out of this practice for future mailings and receive separate Proxy Statements and Annual Reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary.

Stockholders sharing an address that are receiving multiple copies of the Proxy Statement or Annual Report can request delivery of a single copy of the Proxy Statement or Annual Report by contacting their broker, bank or other intermediary or sending a written request to the Company at Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201, Attention: Investor Relations, or by contacting us at (214) 740-5600. You may also obtain a separate Proxy Statement or Annual Report without charge by sending a written request to the above address. We will promptly send additional copies of the Proxy Statement or Annual Report upon receipt of such request.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is being mailed to all stockholders of record with this Proxy Statement. The Annual Report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC is available without charge upon written request to:

Primoris Services Corporation

2300 N. Field Street, Suite 1900

Dallas, Texas 75201

Attention: Investor Relations

Any stockholder or stockholder’s representative, who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from us by contacting Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201, or at (214) 740-5600. To provide us with sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by April 23, 2026.

Whether you intend to be present at the Annual Meeting or not, we urge you to promptly submit your vote online or by returning your signed and dated proxy card.

By Order of the Board of Directors,

John M. Perisich
Executive Vice President, Chief Legal and Administrative Officer and Secretary

2026 PROXY STATEMENT	PRIMORIS	79

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC The undersigned hereby appoints David L. King (the "Named Proxy"), as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes him to vote all the shares of capital stock of Primoris Services Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxy are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Primoris Services Corporation Annual Meeting of Stockholders For Stockholders of record as of March 9, 2026 Thursday, April 30, 2026 9:00 AM, Central Time Live via Webcast: www.proxydocs.com/PRIM P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/PRIM • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-896-6292 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 9:00 AM, Central Time, April 30, 2026. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Primoris Services Corporation Annual Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect eight Directors to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2027 or until a successor is qualified and elected; FOR WITHHOLD 1.01 Michael E. Ching #P2# #P2# FOR 1.02 David L. King #P3# #P3# FOR 1.03 Carla S. Mashinski #P4# #P4# FOR 1.04 Terry D. McCallister #P5# #P5# FOR 1.05 Jose R. Rodriguez #P6# #P6# FOR 1.06 Harpreet Saluja #P7# #P7# FOR 1.07 Koti Vadlamudi #P8# #P8# FOR 1.08 Patricia K. Wagner #P9# #P9# FOR FOR AGAINST ABSTAIN 2. To approve, in an advisory, non-binding vote, the Company's named executive officer compensation; #P10# #P10# #P10# FOR 3. To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and #P11# #P11# #P11# FOR 4. To transact such other business as may properly come before the Annual Meeting and all adjournments or postponements thereof. Proposal_Page - VIFL Check here if you would like to attend the meeting in person. You must register to attend the meeting online and/or participate at www.proxydocs.com/PRIM Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3